                                                                   EXHIBIT 10.15

                                     LEASE


                              DATED June 17, 1996

                                BY AND BETWEEN



                  KAIROS, LLC, and Moffett Orchard Investors



                                  AS LANDLORD



                                      AND



                            Quicklogic Corporation



                                   AS TENANT


                     AFFECTING PREMISES COMMONLY KNOWN AS

                              1277 Orleans Drive


                              Sunnyvale, Ca 95122



                 [12/15/95 MULTI TENANT NET INDUSTRIAL LEASE]

                               TABLE OF CONTENTS


                                                                    PAGE:
                                                                    -----
ARTICLE 1 - DEFINITIONS
-----------------------


      1.1  General                                                     1
      1.2  Additional Rent                                             1
      1.3  Address for Notices                                         1
      1.4  Agents                                                      1
      1.5  Agreed Interest Rate                                        1
      1.6  Base Monthly Rate                                           1
      1.7  Building                                                    1
      1.8  Commencement Date                                           1
      1.9  Common Area                                                 1
      1.10 Common operating Expense                                    1
      1.11 Consumer Price Index                                        1
      1.12 Effective Date                                              1
      1.13 Event of Tenant's Default                                   1
      1.14 Hazardous Materials                                         1
      1.15 Insured and Uninsured Peril                                 1
      1.16 Law                                                         1
      1.17 Lease                                                       1
      1.18 Lease Term                                                  1
      1.19 Lender                                                      1
      1.20 Permitted Use                                               2
      1.21 Premises                                                    2
      1.22 Project                                                     2
      1.23 Private Restrictions                                        2
      1.24 Real Property Taxes                                         2
      1.25 Scheduled Commencement Date                                 2
      1.26 Security Instrument                                         2
      1.27 Summary                                                     2
      1.28 Tenant's Alterations                                        2
      1.29 Tenant's Share                                              2
      1.30 Trade Fixtures                                              2

ARTICLE 2  DEMISE, CONSTRUCTION, AND ACCEPTANCE                        2
-----------------------------------------------

      2.1  Demise of Premises                                          2
      2.2  Commencement Date                                           2
      2.3  Construction of Improvements                                2
      2.4  Delivery and Acceptance of Possession                       2
      2.5  Early Occupancy                                             3

ARTICLE 3  - RENT                                                      3
-----------------

      3.1  Base Monthly Rent                                           3
      3.2  Additional Rent                                             3
      3.3  Payment of Rent                                             3
      3.4  Late charge and Interest on Rent in Default                 3
      3.5  Security Deposit                                            3

ARTICLE 4  - USE OF PREMISES                                           3
----------------------------

      4.1  Limitation on Use                                           3
      4.2  compliance with Regulations                                 4
      4.3  Outside Areas                                               4
      4.4  Signs                                                       4
      4.5  Parking                                                     4
      4.6  Rules and Regulations                                       4

                               TABLE OF CONTENTS
                                  (continued)

                                                                      PAGE
                                                                      ----
ARTICLE 5 - TRADE FIXTURES AND ALTERATIONS                             4
------------------------------------------

     5.1   Trade Fixtures                                              4
     5.2   Tenant's Alterations                                        4
     5.3   Alterations Required by Law                                 5
     5.4   Amortization of Certain Capital Improvements                5
     5.5   Mechanic's Liens                                            5
     5.6   Taxes on Tenant's Property                                  6

ARTICLE 6 - REPAIR AND MAINTENANCE                                     6
----------------------------------

     6.1   Tenant's Obligation to Maintain                             6
     6.2   Landlord's Obligation to Maintain                           6
     6.3   Control of Common Area                                      6

ARTICLE 7 - WASTE DISPOSAL AND UTILITIES                               7
----------------------------------------

     7.1   Waste Disposal                                              7
     7.2   Hazardous Materials                                         7
     7.3   Utilities
     7.4   Compliance with Governmental Regulations

ARTICLE 8 - COMMON OPERATING EXPENSES
-------------------------------------

     8.1   Tenant's Obligation to Reimburse                            8
     8.2   Common Operating Expenses Defined                           8
     8.3   Real Property Taxes Defined                                 9

ARTICLE 9 - INSURANCE                                                  9
---------------------

     9.1   Tenant's Insurance                                          9
     9.2   Landlord's Insurance                                       10
     9.3   Tenant's Obligation to Reimburse                           10
     9.4   Release and Waiver of Subrogation                          10

ARTICLE 10 - LIMITATION ON LANDLORD'S LIABILITY AND INDEMNITY         10
-------------------------------------------------------------

     10.1  Limitation on Landlord's Liability                         10
     10.2  Limitation on Tenant's Recourse                            11
     10.3  Indemnification of Landlord                                11

ARTICLE 11 - DAMAGE TO PREMISES                                       11
-------------------------------

     11.1  Landlord's Duty to Restore                                 11
     11.2  Landlord's Right to Terminate                              11
     11.3  Tenant's Right to Terminate                                12

     I1.4  Abatement of Rent                                          12

ARTICLE 12 - CONDEMNATION                                             12
-------------------------

     12.1  Landlord's Termination Right                               12
     12.2  Tenant's Termination Right                                 12
     12.3  Restoration and Abatement of Rent                          12
     12.4  Temporary Taking                                           12
     12.5  Division of Condemnation Award                             12

                               TABLE OF CONTENTS
                                  (continued)

                                                                     PAGE:
                                                                     -----
ARTICLE 13 - DEFAULT AND REMEDIES                                     13
---------------------------------

     13.1  Events of Tenant's Default                                 13
     13.2  Landlord's Remedies                                        13
     13.3  Waiver                                                     14
     13.4  Limitation an Exercise of Rights                           14
     13.5  Waiver by Tenant of Certain Remedies                       14

ARTICLE 14 - ASSIGNMENT AND SUBLETTING                                14
--------------------------------------

     14.1  Transfer by Tenant                                         14
     14.2  Transfer by Landlord                                       16

ARTICLE 15 - GENERAL PROVISIONS                                       16
-------------------------------

     15.1  Landlord's Right to Enter                                  16
     15.2  surrender of the Premises                                  17
     15.3  Holding Over                                               17
     15.4  Subordination                                              17
     15.5  Mortgagee Protection and Attornment                        17
     15.6  Estoppel Certificates and Financial Statements             17
     15.7  Reasonable consent                                         18
     15.8  Notices                                                    18
     15.9  Attorney's Fees                                            18
     15.10 Corporate Authority                                        18
     15.11 Miscellaneous                                              18
     15.12 Termination by Exercise of Right                           18
     15.13 Brokerage Commissions                                      19
     15.14 Force Majeure                                              19
     15.15 Entire Agreement                                           19

EXHIBITS
--------

     Exhibit  A -   Site plan of the Project containing a description of the
                    Premises

     Exhibit  B -   Improvement Agreement

     Exhibit  C -   Approved Specifications

     Exhibit  D -   Acceptance Agreement

     Exhibit  E  -  Description of Private Restrictions

     Exhibit  F  -  Sign Criteria

     Exhibit  G  -  Form of Subordination Agreement

     Exhibit  H  -  Hazardous Materials Questionnaire

     Exhibit I -    New Window Construction

                         SUMMARY OF BASIC LEASE TERMS
                         ----------------------------

     SECTION                                                   TERMS
(LEASE REFERENCE)

      A.              Lease Reference Date:                 June 17, 1996
                      --------------------
(Introduction)
                                                            KAIROS, LLC, and
      B.              Landlord:                             Orchard Moffett Investors,
                      --------
(Introduction)                                              a California general
Partnership

     C.               Tenant:                               QuickLogic Corporation,
                      ------
(Introduction)                                              a California corporation

     D.               Premises:                             That area consisting of 42,624
                      --------
( pound 1.21)         area the address of which is          square feet of gross leasable
                      within the Building as Shown          1277 Orleans Drive, Sunnyvale.
                                                            on Exhibit A.
                                                               ---------

     E.               Project:                              The land and improvements
                      -------
( pound 1.21)                                               shown on Exhibit A consisting
                                                                     ---------
                                                            of one ( 1) buildings the
                                                            aggregate gross leasable area
                                                            of which is 42,624 square
                                                            feet.

     F.               Building:                             The Building in which the
                      --------
( pound 1.7)                                                Premises are located known
                                                            as 1277 Orleans Drive,
                                                            Sunnyvale
                                                            containing 42,624 square feet
                                                            of gross leasable area.


     G.               Tenant's Share:                       100%
                      --------------
( pound 1.29)

     H.               Tenant's Allocated Parking Stalls:    153 Stalls.
                      ---------------------------------
(pound 4.5)

     I.               Scheduled Commencement Date: Upon Substantial Completion
                      --------------------------------------------------------
( pound 1.26)         of the Interior Improvements as provided for in
                      -----------------------------------------------
                      Paragraph 2D of Exhibit B to this Lease.
                      ---------------------------------------

     J.               Lease Term:    84 calendar months (plus the partial
                      ----------
                                     month following the Commencement
(pound 1.18)                         Date if such date is not the first
                                     day of a month).

     K.               Base Monthly Rent:
                      -----------------
                         Months  1 - 30:   $42,624.00 per Month
(pound 3.1)              Months 31 - 60:   $46,033.92 per Month
                         Months 61 - 84:   $49,017.60 per Month
                         ______________________________________

     L.               Prepaid Rent:                          $ 42,624.00
                      ------------
(pound 3.3)

     M.               Security Deposit:                       342,624.00
                      ----------------
(pound 3.5)           See First Addendum To Lease Paragraph 11

     N.               Permitted Use:  Office, marketing, test, engineering, research,
                      -------------
(pound 4.1)           development, design, storage, and distribution of electronic components, and all Other related legal uses.

     0.               Permitted Tenant's Alterations Limit:  $  5,000.00
                      ------------------------------------
(pound 5.2)

     P.               Tenant's Liability Insurance Minimum:  $  2,000,000.00
                      ------------------------------------
(pound 9.1)

     Q.               Landlord's Address:         Suite 300
                      ------------------
(pound 1.3)                                       2290 North First Street
                                                  San Jose, Ca 95131

     R.               Tenant's Add                Suite 100A
                      ------------
(pound 1.3)                                       2933 Bunker Hill Lane
                                                  Santa Clara, Ca 95054

     S.               Retained Real Estate Brokers:  Cornish & Carey
                      ----------------------------
(pound 15.13)

     T.               Lease:    This Lease includes the summary of the Basic Lease Terms,
                      -----
(pound 1.17)                    the Lease, and the following exhibits and addenda: First
                                Addendum to Lease, Exhibit A (site plan of the Project
                                                   ---------
                                containing description of the Premises), Exhibit B
                                                                          --------
                                (Improvement Agreement), Exhibit C (Approved Specifi-
                                                         ---------
                                cations), Exhibit D (acceptance agreement), Exhibit E
                                          ---------                         ---------
                                (description of Private Restrictions), Exhibit F (sign
                                                                       ---------
                                criteria), Exhibit G (form of subordination agreement),
                                           ---------
                                Exhibit H (Hazardous Materials Questionnaire), and Exhibit I
                                ---------                                          ---------
                                (New Window Construction)


     The foregoing Summary is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any term of the Summary shall mean the respective information set forth above and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information, In the event of any conflict between the Summary and the Lease, the Summary shall control.



     LANDLORD:                                          TENANT:


KAIROS, LLC, a California limited liability company    QuickLogic Corporation
                                                       a California Corporation

By Orchard Moffett Investors, a California general
 partnership,
     Its authorized agent                              By /s/ Anthony S.S. Chan
                                                         Anthony S.S. Chan
     By /s/ Michael J. Biggar                          VP Finance/Administration
        Michael J. Biggar                              Chief Financial Officer
        Manager

ORCHARD MOFFETT INVESTORS, a California general partnership   Date June 24, 1996

     By /s/ Michael J. Biggar
        Michael J. Biggar,
        Manager

     Date 6/26/96

     This Lease is dated as of the lease reference date specified in Section A
                                                                     ---------
of the Summary and is made by and between the party identified as Landlord in Section B of the Summary and the party identified as Tenant in Section C of the
---------                                                      ---------
Summary.


                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS
                                  -----------

     1.1  General:  Any initially capitalized term that is given a special
          -------
meaning by this Article 1, the Summary, or by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto unless otherwise clearly indicated by the context.

     1.2  Additional Rent:  The term "Additional Rent" is defined in paragraph
          ---------------
32.

     1.3  Address for Notices:  The term Address for Notices" shall mean the
          -------------------
addresses set forth in Sections Q and R of the Summary, provided, however, that
                       ----------
after the Commencement Date. Tenant's Address for Notices shall be the address of the Premises.

     1.4  Agents:  The term "Agents" shall mean the following: (i) with respect
          ------
to Landlord or Tenant, the agents, employees, contractors, and invitees of such party; and (ii) in addition with respect to Tenant, Tenant's subtenants and their respective agents, employees, contractors, and invitees.

     1.5  Agreed Interest Rate:  The term "Agreed Interest Rate" shall mean that
          --------------------
interest rate determined as of the time it is to be applied that is equal to the lesser of (i) 5% in excess of the discount rate established by the Federal Reserve Bank of San Francisco as it may be adjusted from time to time, or (ii) the maximum interest rate permitted by Law.

     1.6  Base Monthly Rent:  The term "Base Monthly Rent" shall mean the fixed
          -----------------
monthly rent payable by Tenant pursuant to paragraph 3.1 which is specified in Section K of the Summary.
---------

     1.7  Building:  The term "Building" shall mean the building in which the
          --------

Premises are located which Building is identified in Section F of the Summary,
                                                     --------
the gross leasable area of which is referred to herein as the "Building Gross Leasable Area."

     1.8  Commencement Date:  The term "Commencement Date" is the date the Lease
          -----------------
Term commences, which term is defined in paragraph 2.2.

     1.9  Common Area.  The term "Common Area" shall mean all areas and
          -----------
facilities
within the Project that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Project, including the parking areas. access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures. recreation areas and to like.

     1.10  Common Operating Expenses:  The term 'Common Operating Expenses' is
           -------------------------
defined in paragraph 8.2.

     1.11  Consumer Price Index:  The term "Consumer Price Index" shall refer to
           --------------------
the Consumer Price Index, All Urban Consumers, subgroup 'All Items', for the San Francisco-Oakland-San Jose metropolitan area (base year 1982-84 equals 100), which is presently being published monthly by the United States Department of Labor. Bureau of Labor Statistics. However, if this Consumer Price Index is changed so that the base year is altered from that used as of the commencement of the initial term of this Lease, the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics to obtain the same results that would have been obtained had the base year not been changed. If no conversion factor is available or if the Consumer Price Index is otherwise changed, revised or discontinued for any reason there shall be substituted in lieu thereof and the term "Consumer Price Index" shall thereafter refer to the most nearly comparable official price index of the United States government in order to obtain substantially the same result as would have been obtained had the original Consumer Price indent not been discontinued, revised or changed, which alternative index shall be selected by Landlord and shall be subject to Tenant's written approval.

     1.12  Effective Date:  The term "Effective Date" shall mean the date the
           ---------------
last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease.

     1.13  Event of Tenant's Default:  The term " Event of Tenant's Default: is
           ------------------------
defined i in paragraph 13.1.

     1.14  Hazardous Materials:  The terms "Hazardous Materials" and "Hazardous
           -------------------
Materials Laws" are defined in paragraph 7.2E.

     1.15  Insured and Uninsured Peril:  The terms "Insured Peril' and Uninsured
           ---------------------------
Peril" are defined in paragraph 11.2E

     1.16  Law:  The term "Law" shall mean any judicial decision, statute.
           ----
constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Effective Date or any time during the Lease Term.

     1.17 Lease:  The term "Lease" shall mean the Summary and all elements of
          -----
this Lease identified in Section T of the Summary, all of which are attached
                         ---------
hereto and incorporated herein by this reference.

     1.18 Lease Term:  The term "Lease term' shall mean the term of this Lease
          ----------
which
shall commence on the Commencement Date and continue for the period specified in Section J of the Summary.
---------

     1.19 Lender:  The term "Lender" shall mean any beneficiary, mortgagee,
          ------
secured party, lessor, or other holder of any Security Instrument.

     1.20 Permitted Use:  The term "Permitted Use" shall mean the use specified
          -------------
in Section N of the Summary.
   --------

     1.21 Premises:  The term "Premises" shall mean that building area described
          --------
in Section D of the Summary that is within the Building.
   ---------

     1.22 Project:  The term "Project" shall mean that real property and the
          -------
improvements thereon which are specified in Section E of the Summary, the
                                            ---------
aggregate gross leasable area of which is referred to herein as the "Project Gross Leasable Area."

     1.23 Private Restrictions:  The term "Private Restrictions' shall mean all
          --------------------
recorded covenants, conditions and restrictions, private agreements, reciprocal casement agreements, and any other recorded instruments affecting the use of the Premises which (i) exist as of the Effective Date. or (ii) are recorded after the Effective Date and are approved by Tenant.

     1.24 Real Property Taxes:  The term 'Real Property Taxes' is defined in
          -------------------
paragraph 8.3.

     1.25 Scheduled Commencement Date:  The term "Scheduled Commencement Date"
          ---------------------------
shall mean the date specified in Section I of the Summary.
                                 ---------

     1.26 Security Instrument:  The term "Security Instrument" shall mean any
          --------------------
underlying lease, mortgage or deed of trust which now or hereafter affects the Project, and any renewal, modification, consolidation, replacement or extension thereof.

     1.27 Summary:  The term "Summary" shall mean the Summary of Basic Lease
          --------
Terms executed by Landlord and Tenant that is part of this Lease.

     1.28 Tenant's Alterations:  The term Tenant's Alterations" shall mean all
          --------------------
improvements, additions, alterations, and fixtures installed in the Premises by Tenant at its expense which are not Trade Fixtures.

     1.29 Tenant's Share:  The term Tenant's Share" shall mean the percentage
          --------------
obtained by dividing Tenant's Gross Leasable Area by the Building Gross Leasable Area, which as of the Effective Date is the percentage identified in Section G
                                                                     ---------
of the Summary.


     1.30 Trade Fixtures:  The term "Trade Fixtures" shall mean (i) Tenant's
          --------------
inventory, furniture, signs. and business equipment, and (ii) anything affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without material injury to the Premises unless such thing has, by the manner in which it is a affixed become an integral part of the Premises.


                                   ARTICLE 2
                                   ---------

                           DEMISE, CONSTRUCTION, AND
                           -------------------------

                                  ACCEPTANCE
                                  ----------


     2.1  Demise of Premises:  Landlord hereby leases to Tenant, and Tenant
          ------------------
leases from Landlord, for the Lease Term upon the terms and conditions of this Lease. the Premises for Tenant's own use in the conduct of Tenant's business together with (i) the non-exclusive right to use the number of Tenant's Allocated Parking Stalls within the Common Area ( subject to the limitations set forth in paragraph 4.5), and (ii) the non-exclusive right to use the Common Area for including without limitations ingress to and egress from the remises. Landlord reserves the use of the exterior walls, the roof and the area beneath and above the Premises, together with the right to install, maintain, use, and replace ducts, wires, conduits and pipes leading through the Premises in locations which will not materially interfere with Tenant's use of the Premises.

     2.2  Commencement Date:  If Landlord is not obligated to construct
          ------------------
improvements prior to the Commencement Date pursuant to paragraph 2.3, then on the Scheduled Commencement Date Landlord shall deliver possession of the Premises to Tenant and the Lease Term shall commence, and such date shall be referred to herein as the "Commencement Date". If Landlord is required to construct improvements to the Premises prior to the Commencement Date, then the Scheduled Commencement Date shall be only an estimate of the actual Commencement Date, and the term of this Lease shall begin on the first to occur of the following, which shall be the "Commencement Date": (i) the date Landlord offers to deliver possession of the Premises to Tenant following substantial Completion (as defined in Exhibit B)of all improvements to be constructed by Landlord
               ---------
pursuant to paragraph 2.3 except for punchlist items which do not prevent Tenant from using the Premises for the Permitted Use and such work as Landlord is required to perform but cannot complete until Tenant performs necessary portions of construction work it has elected or is required to do; or (ii) the date Tenant enters into occupancy of the Premises; provided, however, that Tenant's access to the Premises as provided for in Paragraph 10 of Exhibit B to this Lease shall not cause the Commencement Date to be established.

     2.3  Construction of Improvements:  Prior to the Commencement Date,
          ----------------------------
Landlord shall construct Certain improvements that shall constitute or become part of the Premises if required by, and then in accordance with, the terms of Exhibit B and Exhibit C and the First Addendum to this Lease
--------      ---------

     2.4  Delivery and Acceptance of Possession:  If Landlord is unable to
          -------------------------------------
deliver possession of the Premises to Tenant on or before such date for any reason whatsoever, this Lease shall not be void or voidable for a period of 180 days thereafter, and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. Tenant shall accept possession and enter into good faith occupancy of the entire Premises and Commence on the Commencement Date. Tenant acknowledges that it has had an opportunity to conduct, and has conducted, such inspections of the Premises as it deems necessary to evaluate its condition. Except as otherwise specifically provided herein, Tenant agrees to accept possession of the Premises in its then existing condition, "as-is" including all patent and latent defects. Tenant's taking possession of any part of the Premises shall be deemed to be in acceptance by Tenant of any of work of improvement done by Landlord in such part as complete and in accordance with the terms of this Lease except for defects of which Tenant ties given Landlord written notice prior to the time Tenant takes possession. At the time Landlord delivers possession of the Premises to Tenant, Landlord and Tenant shall together execute an acceptance agreement in the form attached as

Exhibit D, appropriately completed.  Landlord shall have no obligation to
---------
deliver possession, nor shall Tenant be entitled to take occupancy, of the Premises until such acceptance agreement has been executed, and Tenant's obligation to pay Base Monthly Rent and Additional Rent shall not be excused or delayed because of Tenant's failure to execute such acceptance agreement. See First Addendum to Lease paragraph 5.

     2.5  Early Occupancy:  If Tenant enters or permits its contractors to enter
          ---------------
the Premises prior to the Commencement Date with the written permission of Landlord, it shall do so upon-all of the terms of this Lease (including its obligations regarding indemnity and insurance) except those regarding the obligation to pay rent, which shall commence on the Commencement Date.

                                   ARTICLE 3
                                   ---------

                                     RENT
                                     ----


3.1  Base Monthly Rent:  Commencing on the Commencement Date and continuing
     -----------------
throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent set forth in Section K of the Summary.
             ---------

     3.2  Additional Rent:  Commencing on the Commencement Date and continuing
          ---------------
throughout the Lease Term. Tenant shall pay the following as additional rent (the "Additional Rent"): (i) any late charges or interest due Landlord pursuant to paragraph 3.4; (ii) Tenant's Share of Common Operating Expenses as provided in paragraph 8.1; (iii) Landlord's share of any Subrent received by Tenant upon certain assignments and sublettings as required by paragraph 4.1 (iv) any legal fees and costs due Landlord pursuant to paragraph 15.9; and (v) any other charges due Landlord pursuant to this Lease.

     3.3  Payment of Rent:  Concurrently with the execution of this Lease by
          ---------------
both parties, Tenant shall pay to Landlord the amount set forth in Section L of
                                                                   ---------
the Summary as prepayment of rent for credit against the first installment(s) of Base Monthly Rent. All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. If Section K of the Summary provides that the Base Monthly Rent is to be
   ---------
increased during the Lease Term and if the date of such increase does not fall on the First day of a calendar month. such increase shall become effective on the first day of the next calendar month. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as specifically provided in paragraph 11.4 and paragraph 12.3), and without any prior demand therefor. Rent shrill be paid to Landlord at its address set forth in Section P of the Summary, or at such other place as
                     ---------
Landlord may designate from time to time. Tenant's obligation to pay Base Monthly Rent and Tenant's Share of Common Operating Expenses shall be prorated at the Commencement and expiration of the Lease Term.

     3.4  Late Charge and Interest on Rent in Default:  If any Base Monthly Rent
          --------------------------------------------
or Additional Rent is not received by Landlord from Tenant within three business days after Landlord has notified Tenant in writing that payment of such rent has not been received by Landlord, then Tenant shall immediately pay to Landlord a late charge equal to 5% of such delinquent rent as liquidated damages for Tenant's failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay any rent due under this Lease in a timely fashion, including any right to terminate this Lease pursuant to paragraph 3.2B. If any rent remains delinquent for a Period in excess of 30 days, then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate following the date such. amount became due until paid.

     3.5  Security Deposit:  On the Effective Date, Tenant shall deposit with
          ----------------
Landlord the amount set forth in Section M of the Summary as security for the
                                 ---------
performance by Tenant of its obligations under this Lease, and not as prepayment of rent (the "Security Deposit"). Landlord may from time to time apply such portion of the Security Deposit as is reasonably necessary for the following purposes: (i) to remedy any default by Tenant in the payment of rent; (ii) to repair damage to the Premises caused by Tenant: (iii) to clean the Premises upon termination of the Lease; and (iv) to remedy any other default of Tenant to the extent permitted by Law and, in this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be put contained in California Civil Code Section 1950.7. In the event the Security Deposit or any portion thereof is so used, Tenant agrees to pay to Landlord promptly upon demand an amount in cash sufficient to restore the Security Deposit to the full original amount. Landlord shall not be deemed a trustee of the Security Deposit, may use the Security Deposit in business, and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Premises during the Lease Term, Landlord may pay the Security Deposit to any transferee of Landlord's interest in conformity with the provisions of California Civil Code Section 1950.7 and/or any successor statute, in which event the transferring Landlord will be released from all liability for the return of the Security Deposit. See First Addendum To Lease Paragraph 6 and 11.


                                   ARTICLE 4
                                   ---------

                                USE OF PREMISES
                                ---------------


     4.1  Limitation on Use:  Tenant shall use the Premises solely for the
          ------------------
Permitted Use specified in Section N of the Summary, Tenant shall not do
                           ---------
anything in or about the Premises which will (i) cause structural injury to the Building, or (ii) cause damage to any part of the Building except to the extent reasonably necessary for the installation of Tenant's Trade Fixtures land Tenant's Alterations, and then only in a manner which has been first approved by Landlord in writing. Tenant shall not operate any equipment within the Premises which will (i) materially damage the Building or the Common Area. (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning ("HVAC") equipment within or servicing the Building, or (iv) damage, overload or corrode the sanitary sewer system. Tenant shall not attach. hang or suspend anything from the ceiling, roof. walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant's use of the Premises shall be contained and disposed so that they do not (i) Create an unreasonable fire or health hazards (ii) damage the Premises, or (iii) result in the violation of any Law. Except as approved by Landlord, Tenant shall not change the exterior of the Building or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Tenant shall not commit any waste in or about the Premises, and Tenant shall keep the Premises in an neat, clean, attractive and orderly condition, free of any nuisances. If Landlord designates a standard window covering for use throughout the Building, Tenant shall use this standard window covering to cover all windows in the Premises. Tenant shall not conduct on any portion of the Premises or the Project any sale of any kind, including any public or private auction, fire sale, going-out-of-business sale distress sale or other liquidation sale.

     4.2  Compliance with Regulations:  Tenant shall not use the Premises in any
          ----------------------------
manner which violates any Laws or Private Restrictions which affect the Premises. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions. Tenant shall not use the Premises in any manner which will cause a cancellation of any insurance policy covering Tenant's Alternations or any improvements installed by Landlord at its expense or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall not sell, or permit to be kept, used, or sold in or about he Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall comply with A reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease.

     4.3  Outside Areas:  No materials, supplies, tanks or containers equipment,
          --------------
finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant.

     4.4  Signs:  Tenant shall not place on any portion of the Premises any
          -----
sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written ,approval of Landlord. All such approved signs shall strictly conform to all Laws. Private Restrictions, and Landlord's sign criteria attached as Exhibit F, and shall be installed at the expense of Tenant, Tenant
            ---------
shall maintain such signs in good condition and repair. Tenant, at Tenant's sole cost, shall have the right, subject to Exhibit F, to place its name on the existing street monument base, and on the glass at the entrance to the Premises.

     4.5  Parking:  Tenant is allocated and shall have the exclusive right to
          -------
all the number of Tenant's Allocated Parking Stalls contained within the Project described in Section H of the Summary for its use and the use of Tenant's Agents
             ---------
subject to Landlord's and Landlord's Agents rights and obligations this Lease. Tenant shall not at any time use more parking spaces than the number so allocated to Tenant or park its vehicles or the vehicles of others in any portion of the Project not designated by Landlord as exclusive parking area. Tenant shall have the exclusive right to use any specific parking space. Landlord reserves the right, after having given Tenant reasonable notice, to have any vehicles owned by Tenant or Tenant's Agents utilizing parking spaces in excess of the parking spaces allowed for Tenant's use to be towed away at Tenant's cost. All trucks and delivery vehicles shall be (i) parked at the rear of the Building,
(ii) In the event Landlord elects or is required by any Law to limit or control parking in the Project, whether by validation of parking tickets or any other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord.

     4.6  Rules and Regulations:  Landlord may from time to time. promulgate
          ---------------------
reasonable and nondiscriminatory rules and regulations applicable to all occupants of the Project for the care and orderly management of the Project and the safety of its tenants and invitees. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations. If there is a conflict between the rules and regulations and any of the provisions of these Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant of the Project of any such rules regulations.

                                   ARTICLE 5
                                   ---------

                        TRADE FIXTURES AND ALTERATIONS
                        ------------------------------


     5.1  Trade Fixtures:  Throughout the Lease Term, Tenant may provide and
          --------------
install, and shall maintain in good condition, any Trade Fixtures required in the conduct of its business in the Premises. All, Trade Fixtures shall remain Tenant's property.

     5.2  Tenant's Alterations:  Construction by Tenant of Tenant's Alterations
          ---------------------
shall be governed by following:

          A. Tenant shall not construct any Tenant's Alterations or otherwise alter the Premises without Landlord's prior approval, which shall not be unreasonably withheld or delayed to make Tenant's Alterations (i) which do not affect the structural or exterior parts or water tight character of the Building, and (ii) the reasonably estimated cost of which, plus the original cost of any part of the Premises removed or materially altered in connection with such Tenant's Alterations, together do not exceed the Permitted Tenant Alterations Limit specified in Section 0 of the Summary per work of improvement. In the event
             ---------
Landlord's approval for any Tenant's Alterations is required, Tenant shall not construct the Tenant's Alterations until Landlord has approved in writing the plans and specifications therefor, and such Tenant's Alterations shall be constructed substantially in compliance with such approved plans and specifications by a licences contractor first reasonably approval by Landlord. All Tenants Alterations constructed by Tenant shall be constructed by a licensed contractor in accordance with all Laws using new materials of good quality.

          B. Tenant shall not commence construction of any Tenant's Alterations until (i) all required governmental approvals and permits have been obtained, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, (iii) Tenant has given Landlord at least five days' prior written notice of its intention to commence such construction, and (iv) if reasonably requested by Landlord, Tenant has obtained contingent liability and broad form builders' risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9.


          C. All Tenant's Alterations shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Premises. At the expiration or sooner termination of the Lease Term, all Tenant's Alterations shall be surrendered to Landlord as part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord requires Tenant to remove any Tenant's Alterations, Tenant shall so remove such Tenant's Alterations prior to the expiration or sooner termination of the Lease Term. Notwithstanding the foregoing, Tenant shall not be obligated to remove any Tenant's Alterations with respect to which the following is true:
(i) Tenant was required, or elected, to obtain the avotaval of Landlord to the installation of the Tenant Alterations in question: (ii) at the time Tenant requested Landlord's approval, Tenant requested of Landlord in writing that Landlord inform Tenant of whether or not Landlord would require Tenant to remove such Tenant Alterations at the expiration of the Lease Term; and (iii) at the time Landlord granted its approval, it did not inform Tenant that it would require Tenant to remove such Tenant Alterations at the expiration of the Lease Term.

     5.3  Alterations Required by Law:  Tenant shall make any alteration,
          ---------------------------
addition or change of any sort to the Premises that is required by any Law because of (i) Tenant's particular use or change of use of the Premises; (ii) Tenant's application for any permit or governmental approval; or (iii) Tenant's construction or installation of any Tenant's Alterations or Trade Fixtures. Any other alteration, addition, or change required by Law which is not the responsibility of Tenant pursuant to the foregoing shall be made by Landlord (subject to Landlord's right to reimbursement from Tenant specified in 5.4).

     5.4  Amortization of Certain Capital Improvements:  Tenant shall pay
          --------------------------------------------
Additional Rent in the event Landlord reasonably elects or is required by Law to make any of the following kinds of capital improvements, as determined pursuant to generally accepted accounting principals to the Project and the cost thereof is not reimbursable as a Common Operating Expense: (i) capital improvements required to be constructed in order to comply with any Law (excluding any Harzardous Materials Law) not in effect or applicable to the Project as of the Effective Date, (ii) modification of existing or construction of additional capital improvements or building service equipment, for the purpose of reducing the, consumption of utility services or Common Operating Expenses of the Project
(iii) replacement of capital improvements or building service equipment existing as of the Effective Date when required because of normal wear and tear; and (iv) restoration of any part of the Project that has, been damaged by any peril to the extent the cost thereof is not covered by insurance proceeds actually recovered by Landlord up to a maximum amount per occurrence of 10% of the then replacement cost of the Project ("Cost not covered by insurance proceeds" shall include, for the purpose of this
Article 5.4 only, the amount of any "deductible" on Landlord's policy(ies) of insurance for which Tenant is responsible under this Lease.) The amount of Additional Rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

          A. All costs paid by Landlord to construct such improvements (including reasonable financing cost) shall be amortized over the useful life of such improvement (as reasonably determined by Landlord in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvements from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made.

          B. As Additional Rent. Tenant shall pay at the same time the Base Monthly Rent is due an amount equal to Tenant's Share of that puttion of such monthly amortization payment fairly allocable to the Building (as reasonably determined by Landlord) for each month after such improvements as completed until the first to occur of (i) the expiration of the Lease Term (as it may be extended but only if the Base Monthly Rent for the Extended term does not take into account such expenditure.

     5.5  Mechanic's Leins:  Tenant shall keep the Project free form any liens
          ----------------
and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant or Tenant's Agents relating to the Project. If any claim of lien is recorded (except those caused by Landlord or Landlord's Agents), Tenant shall bond against or discharge the same within 10 days after Tenant has actual knowledge that the same has been recorded against the Project. Should any lien be filed against the Project or any action be commenced affecting title to the Project, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.

     5.6  Taxes on Tenant's Property:  Tenant shall
          ---------------------------
pay before delinquency any and all taxes, assessments, license fees and public charges levied assessed or imposed against Tenant or Tenant's estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. If any tax or other charge is assessed by any governmental agency because of the execution of this Lease, such tax shall be paid by Tenant. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

                                   ARTICLE 6
                                   ---------

                            REPAIR AND MAINTENANCE
                            ----------------------

     6.1  Tenant's Obligation to Maintain:  Except as otherwise provided in
          -------------------------------
paragraph 6.2, paragraph 11.1 and paragraph 12.3, Tenant shall be responsible for the following during the Lease Term:

          A. Tenant shall clean and maintain in good order, condition, and repair the interiors of and replace when necessary the Premises and every part thereof, through regular inspections and servicing, including, but not limited to: (i) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system; (ii) all fixtures, interior walls, floors, carpets and ceilings, (iii) all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces; (iv) all electrical facilities and all equipment (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems); and (v) any automatic fire extinguisher equipment in the Premises.

          B. With respect to utility facilities serving the Premises (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Tenant shall be responsible for the maintenance and repair of any such facilities which serve only the Premises, including all such facilities that are within the walls or floor, or on the roof of the Premises, and any part of such facility that is not within the Premises, but only up to the point where such facilities join a main or other junction (e.g., sewer main or electrical transformer) from which such utility services are distributed to other parts of the Project as well as to the Premises. Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry.

          C. Tenant shall (i) maintain, repair and replace when necessary all HVAC equipment which services only the Premises, and shall keep the same in good condition through regular inspection and servicing, and (ii) maintain continuously throughout the Lease Term a service contract for the maintenance of all such HVAC equipment with a licensed HVAC repair and maintenance contractor approved by Landlord, which contract provides for the periodic inspection and servicing of the HVAC equipment at least once every 60 days during the Lease Term. Notwithstanding the foregoing, Landlord may elect at any time to assume responsibility for (he maintenance, repair and replacement of such HVAC equipment which serves only the Premises. Tenant shall maintain continuously throughout the Lease Term a service contract for the washing of all windows (both interior and exterior services) in the Premises with a contractor approved by Landlord, which contract provides for the periodic washing of all such windows at least once every 60 days during the Lease Term. Tenant shall furnish Landlord with copies of all such service contracts, which shall provide that they may not be cancelled or changed without at least 30 days' prior written notice to Landlord.

          D. All repairs and replacements required of Tenant shall be promptly made with new materials of like kind and quality. If the work affects the structural parts of the Building or if the estimated cost of any item of repair or replacement is in excess of the Permitted Tenant's Alterations Limit, then Tenant shall first obtain Landlord's written approval of the scope of the work, plans therefor, materials to be used, and the contractor. See first addendum to lease paragraph 7.

     6.2  Landlord's Obligation to Maintain:  Landlord shall repair, maintain
          ---------------------------------
and operate
the common Area and repair and maintain the roof, exterior and structural parts of (the buildings located on the Project so that the same are kept in good order and repair. If there is central HVAC or other building service equipment and/or utility facilities serving portions of the Common Area and/or both Premises and other parts of the Building, Landlord shall maintain and operate (and replace when necessary) such equipment. Landlord shall not be responsible for repairs required by an accident, fire or other Peril or for damage caused to any part of the Project by any act or omission of Tenant or Tenant's Agents except as otherwise required by Article 11. Landlord may engage contractors of its choice to perform the obligations required of it by this Article, and the necessity of any expenditure to perform such obligations shall be at the sole discretion of Landlord. See first addendum to lease paragraph 15.

     6.3  Control of Common Area. Landlord shall have the right, without the
          ----------------------
same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Area to whatever extent required in the opinion of Landlord's counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord; (iii) change the shape, size, location and extent of the Common Area; (iv) eliminate from or add to the Project any land of improvement, including multi-deck parking structures; (v) make changes to the Common Area including, without limitation, changes in the location of driveways, entrances, passageways, doors and doorways, elevators, stairs, restrooms, exits, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; (vi) remove unauthorized persons from the Project; and/or (vi) change the name or address of the Building or Project. Tenant shall keep the Common Area clear of all obstructions created or permitted by Tenant. If in the opinion of Landlord unauthorized persons are using any of the Common

Area by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. In exercising any such rights regarding [The Common Area, (i) Landlord shall make a reasonable effort to minimize any disruption to Tenant's business, and (ii) Landlord shall not exercise its rights to control the Common Area in a manner that would materially interfere with Tenant's use of the Premises without first obtaining Tenant's consent. Landlord shall have no obligation to provide guard services or other security measures for the benefit of the Project. Tenant assumes all responsibility for the protection of Tenant and Tenant's Agents from acts of third parties; provided, however, that nothing contained herein shall prevent Landlord, at its sole option, from providing security measures for the Project.

                                   ARTICLE 7
                                   ---------

                         WASTE DISPOSAL AND UTILITIES
                         ----------------------------

     7.1  Waste Disposal:  Tenant shall store its waste either inside the
          --------------
Premises or within outside fresh enclosures that are fully fenced and screened in compliance with all Private Restrictions. and designed for such purpose. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Tenant shall cause all of its waste to be regularly removed from the Premises at Tenant's sole cost. Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

     7.2  Hazardous Materials:  Landlord and Tenant agree as follows with
          -------------------
respect to the existence or use of Hazardous Materials on the Project:

          A. Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant and Tenant's Agents after the Effective Date in or about the Project shall strictly comply with all applicable. Hazardous facilities Laws. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold harmless Landlord from and against any liabilities, losses, claims, damages, lost profits, consequential damages. interest, penalties, mines, monetary sanctions, attorneys' fees, experts, fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Project by Tenant or Tenant's Agents after the Effective Date.

          B. If the presence of Hazardous Materials on the Project caused or permitted by Tenant or Tenant's Agents after the Effective Date results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to investigate and remediate such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Project or any part thereof. Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and its agents harmless from and against, all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any investigation and remediation required hereunder to return the Project to its condition existing prior to the appearance of such Hazardous Materials.

          C. Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Project, and (ii) any contamination of the Project by Hazardous Materials which constitutes a violation of any Hazardous Materials Law. Tenant may use small quantities of household chemicals such as adhesives, lubricants and cleaning fluids in order to conduct its business at the Premises and such other Hazardous Materials as are necessary for the operation of Tenant's business of which Landlord receives notice prior to such Hazardous Materials being brought onto the Premises and which Landlord consents in writing may be brought onto the Premises. At any time during the Lease Term, Tenant shall, within five (5) business days after its receipt of written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the project, the nature of such use, and the manner of storage and disposal.

          D. Landlord at its sole cost, may cause testing wells to be installed on the Project, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant if such tests disclose the existence of facts which give rise to liability of Tenant pursuant to its indemnity given in paragraph 7.2A and/or paragraph 7.2B.

          E. As used herein, the term "Hazardous Material," means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material," includes, without limitation, petroleum products, asbestos, PCB's, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ii) defined is a hazardous waste pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903), or (iii) defined as a "hazardous substance pursuant to Section 101 of the Comprehensive Environmental Response: Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601). As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.

          F.   (See Page 7.A.)

Insert to Paragraph 7.F.


          F.   Landlord's Representation Regarding Hazardous Materials.
               -------------------------------------------------------
Landlord hereby makes the following representations to Tenant as of the Effective Date without having made any investigation to verify the accuracy thereof and subject to and qualified by all information and disclosures made to Tenant by Landlord.

               A. The soil and groundwater on or under the Project do not contain Hazardous Materials in amounts which violate any Hazardous Materials Laws to the extent that any governmental entity could require either Landlord or Tenant to take any remedial action with respect to such Hazardous Materials.

               B. During the time the Landlord has owned the Project, Landlord has received no written notice of: (i) any violation, or alleged violation, of any hazardous Materials Law with respect to the Project that has not been remediated to the extent that no other remediation is then legally required by applicable Law; (ii) any pending claims relating to the presence of Hazardous Materials on the Project; or, (iii) any pending investigation by a governmental agency concerning the Project relating to Hazardous Materials.

                                      7.A.

          F. The obligations of Landlord and Tenant under this Paragraph 7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Paragraph 7.2. In the event of any inconsistency between any other part of this Lease and this Paragraph 7.2, the terms of this Paragraph 7.2 shall control.

     7.3  Utilities:  Tenant shall promptly pay, as the same become due, all
          ---------
charges for water, gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, or standby fee (excluding any connection fees or hook-up fees which relate to making the existing electrical, gas, and water service available to the Premises as of the Commencement Date), and On penalties for discontinued or interrupted service.

     7.4  Compliance with Governmental Regulations.  Landlord and Tenant shall
          ----------------------------------------
comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance

                                   ARTICLE 8
                                   ---------

                           COMMON OPERATING EXPENSES
                           -------------------------

     8.1  Tenant's Obligation to Reimburse:  As Additional Rent, Tenant shall
          --------------------------------
pay Tenant's Share (specified in Section G of the Summary) of all Common Operating Expenses. provided, however, if the Project contains more than one building, then Tenant shall pay Tenant's Share of all Common Operating Expenses fairly allocable to the Building, including (i) all Common Operating Expenses paid with respect to the maintenance, repair, replacement and use of the Building, and (ii) a proportionate share (based on the Building Gross Leasable Area as a percentage of the Project Gross Leasable Area) of all Common Operating Expenses which relate to the Project in general are not fairly allocable to any one building that is part of the Project. Tenant shall pay such share of the actual Common Operating Expense incurred or paid by Landlord but not theretofore billed to Tenant within 30 days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively, Landlord may from time to time require that Tenant pay Tenant's Share of Common Operating Expenses in advance in estimated monthly installments, in accordance with the following: (I) Landlord shall deliver to Tenant Landlord's reasonable estimate of the Common Operating expenses it anticipates will be paid or incurred for the Landlord's fiscal year in question; (ii) during such Landlord's fiscal year Tenant shall pay such share of the estimated common Operating Expenses in advance in monthly installments as required by Landlord due with the installments of Base Monthly Rent; and (iii) within 90 days after the end of each Landlord's fiscal year. Landlord shall furnish to Tenant a statement in reasonable detail of the actual Common Operating Expenses paid or incurred by Landlord during the just ended Landlord's fiscal year and thereupon there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit by Landlord against the next installment of Base Monthly Rent (or payment by landlord if the lease has terminated or expired) as the case may require, within 30 days after delivery by Landlord to Tenant of said statement, so that Landlord shall receive the entire amount of Tenant's Share of all Common Operating Expenses for such Landlord's fiscal year and no more. Tenant shall have the right at its expense exercisable upon reasonable prior written notice to Landlord, to inspect at Landlord's office during normal business hours Landlord's books and records as they relate to Common Operating Expenses. Such inspection must be within 90 days of Tenant's receipt of Landlord's annual statement for the same, and shall be limited to verification of the charges contained in such statement. Tenant may not withhold payment of such bill pending completion of such inspection.

     8.2  Common Operating Expenses Defined:  The term "Common Operating
          ---------------------------------
Expenses" shall
mean the following:

          A. All costs and expenses paid or incurred by Landlord in doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, repairing and resurfacing the roof (including repair of leaks) and the exterior surfaces (including painting) of all buildings located on the Project, (ii) maintenance of the liability, fire and property damage insurance covering the Project carried by Landlord pursuant to Paragraph 9.2 (including the prepayment of premiums for coverage of up to one year); (iii) maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment; (iv) providing utilities to the Common Area (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions: (vi) operating, maintaining, repairing, cleaning, painting, restriping and resurfacing the Common Area; (vii) replacement or installation of lighting fixtures, directional or other signs and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area, and (viii) providing security;

          B. The following costs: (i) Real Property Taxes as defined in paragraph 8.3; (ii) the amount of any "deductible" paid by Landlord with respect to damage caused by any Insured Peril if the Lease is not terminated in connection with such damage; (iii) the cost to repair damage caused by an Uninsured Peril up to a maximum amount in any 12 month period equal to 2% of the replacement cost of the buildings or other improvements damaged; and (iv) that portion of all compensation (including benefits and premiums for workers compensation and other insurance) paid to or on behalf of employees of Landlord but only to the extent they are involved in the performance of the work described by Paragraph 8.2A that is fairly allocable to the Project:

          C. Fees for management services rendered by either Landlord or a third party manager engaged by Landlord (which may be a party affiliated with Landlord), except that the total amount charged for management services and included in Tenant's Share of Common Operating Expenses shall not exceed the monthly rate of 5% of the Base Monthly Rent.

          D. All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Project which would be considered a current expense (and not a capital expenditure) pursuant to generally accepted accounting principles; provided, however, that Common Operating Expenses shall not include any of the following:
(i) payments on any loans or ground leases affecting the Project (ii) depreciation or amortization of reserves of any buildings or major systems of building service equipment within the Project; (iii) leasing commissions; (iv) the cost of tenant improvements installed for the exclusive use of other tenants of the Project; and (v) any cost incurred in complying with Hazardous Materials Laws, which subject is governed exclusively by Paragraph 7.2.

     8.3  Real Property Taxes Defined:  The term Real Property Taxes" shall mean
          ---------------------------
all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction, or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Project (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein, the fixtures, equipment and other property of Landlord, real or personal that are an integral part of and located on the Project. the gross receipts, income, or rentals from the Project, or the use of parking areas, public utilities, or energy within the Project, or Landlord's business of leasing the Project. If at any time during the Lease Term the method of taxation or assessment of the Project prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Project or Landlord's interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Project, on Landlord's business of leasing the Project, or computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Taxes is based upon property or rents unrelated to the Project, then only that part of such Real Property Tax that is fairly allocable to the Project shall be included within the meaning of the term "Real Property taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include
(i) estate, inheritance, transfer, gift or franchise taxes of Landlord, (ii) the federal or state net income tax imposed on Landlord's income from all sources.

See First Addendum to Lease Paragraph 9

                                   ARTICLE 9
                                   ----------

                                   INSURANCE
                                   ----------


     9.1  Tenant's Insurance:  Tenant shall maintain insurance complying with
          ------------------
all of the
following:

          A. Tenant shall procure, pay for and keep in full force and effect the following:


               (1) Commercial general liability insurance including property damage, against liability for personal injury, bodily injury, death and damage to property occurring in or about, or resulting from an occurrence in or about, the Premises with combined single limit coverage of not less than the amount of Tenant's Liability I nsurance Minimum specified in Section P of the Summary, which insurance shall contain a "contractual liability" endorsement insuring
                                 -----------
Tenant's performance of Tenant's obligation to indemnify Landlord contained in Paragraph 10.3.

               (2) Fire and property damage insurance in so-called "all risk" form insuring Tenant's Trade fixtures and Tenant's Alterations for the full actual replacement cost thereof;

               (3) Such other insurance that is either (i) reasonably required by any Lender, or (ii) reasonably required by Landlord and customarily carried by tenants of similar properly in similar businesses.

          B. Where applicable and required by Landlord, each policy of insurance required to be carried by Tenant pursuant to this paragraph 9.1: (i) shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insured; (ii) shall be primary insurance which provides that the insurer shall be liable for the full amount of the loss up to and including the total amount of liability set forth in the declarations without the right of contribution from any other insurance coverage of Landlord; (iii) shall be in a form satisfactory to Landlord; (iv) shall be carried with companies reasonably acceptable to Landlord; (v) shall provide that such policy shall not be subject to cancellation, lapse or change except after at least 30 days prior written notice to Landlord so long as such provision of 30 days notice is reasonably obtainable, but in any event not less than 10 day prior written notice; (vi) shall not have "deductible" in excess of such amount as is approved by Landlord; (vii) shall contain a cross liability endorsement: and
(viii) shall contain a "severability" clause. If Tenant has in full force and effect a blanket policy of liability insurance with the same coverage for the Premises as described above, as well as other coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements of this Paragraph 9.1.

          C. A copy of a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this Paragraph 9.1 and containing the provisions specified herein, shall be delivered to Landlord prior to the time Tenant or any of its Agents enters the Premises and upon renewal of such policies, but not less than 5 days prior to the expiration of the term of such coverage. Landlord may, at any time, and from time to time, inspect any and all insurance policies required to be procured by Tenant pursuant to this Paragraph 9.1. If any Lender or insurance advisor reasonably determines at any time that the amount of coverage required for any policy of insurance Tenant is to obtain pursuant to this Paragraph 9.1 is not adequate, then Tenant shall increase such coverage for such insurance to such amount as such Lender or insurance advisor reasonably deems adequate, not to exceed the level of coverage for such insurance commonly carried by comparable businesses similarly situated.

     9.2  Landlord's Insurance:  Landlord shall have the following obligations
          --------------------
and options regarding Insurance:

          A. Landlord shall maintain a policy or policies of fire and property damage insurance in so called "all risk" form insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not less than 12 months and from physical damage to the Project with coverage of not less than the full replacement cost thereof. Landlord may so insure the Project separately, or may insure the Project with other property owned by Landlord which Landlord elects to insure together under the same policy or policies.
Such fire and property damage insurance (i) may be endorsed to cover loss caused by such additional perils against which Landlord may elect to insure, including earthquake and/or flood, and to provide such additional coverage as Landlord reasonably requires, and (ii) shall contain reasonable 'deductibles" which, in the case of earthquake and flood insurance, may be up to 15% of the replacement value of the property insured or such higher amount as is then commercially reasonable. Landlord shall not be required to cause such insurance to cover any Trade Fixtures or Tenant's Alterations of Tenant.

          B. Landlord may maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Project, with combined single limit coverage in such amount as Landlord from time to time determines is reasonably necessary for its protection.

     9.3  Tenant's Obligation Reimburse:  If Landlord's insurance rates for the
          -----------------------------
Building are increased at any time during the Lease Term as a result of the nature of Tenant's use of the Premises, Tenant shall reimburse Landlord for the full amount of such increase immediately upon receipt of a bill from Landlord therefore.

     9.4  Release and Waiver of Subrogation:  Notwithstanding anything to the
          ---------------------------------
contrary contained in this lease, the parties hereto release each other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage; subject to the following limitations: (i) the foregoing provision shall not apply to the commercial general liability insurance described by subparagraphs Paragraph 9.1A and Paragraph 9.2B; (ii) such release shall apply to liability resulting from any risk insured against or covered by self-insurance maintained or provided by Tenant to satisfy the requirements of Paragraph 9.1 to the extent permitted by this Lease; and (iii) Tenant shall not be released from any such liability to the extent any damages resulting from such injury or damage are not covered by the recovery obtained by Landlord from such insurance, but only if the insurance in question permits such partial release in connection with obtaining a waiver of subrogation from the insurer. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. However, if any insurance policy cannot be obtained with such a waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.

See First Addendum to Lease Paragraph 13

                                  ARTICLE 10
                                  ----------
                           LIMITATION ON LANDLORD'S
                           ------------------------
                            LIABILITY AND INDEMNITY
                            -----------------------

     10.1 Limitation on Landlord's Liability:  Landlord shall not be liable to
          ----------------------------------
Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent (except as expressly provided otherwise herein), for any injury to Tenant or Tenant's Agents, damage to the property of Tenant or Tenant's Agents, or loss to Tenant's business resulting from any cause, including without limitation any: (i) failure, interruption or installation of any HVAC or other utility system or service: (ii) failure to furnish or delay in furnishing any utilities or services when such failure or delay is caused by fire or other peril, the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of

Landlord; (iii) limitation, curtailment, rationing or restriction an the use of water or electricity, gas or any other form of energy or any services or utility serving the Project: (iv) vandalism or forcible entry by unauthorized persons or the criminal act of any person; or (v) penetration of water into or onto any portion of the Premises or the Building through roof leaks or otherwise. Notwithstanding the foregoing but subject to Paragraph 9.4, Landlord shall be liable for any such injury, damage or loss which is proximately caused by Landlord's willful misconduct or gross or active negligence of Landlord

     10.2 Limitation on Tenant Recourse:  If Landlord is a corporation, trust,
          -----------------------------
partnership, joint venture, unincorporated association or other form of business entity: (i) the obligations of Landlord shall not constitute personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity; and (ii) Tenant shall not have recourse to the assets of such officers, directors, trustees, partners, joint venturers, members, owners, stockholders, principals or representatives except to the extent of their interest in the Project. Tenant shall have recourse only to the interest of Landlord in the Project for the satisfaction of the obligations of Landlord and shall not have recourse to any other Assets of Landlord for the satisfaction of such obligations.

     10.3 Indemnification of Landlord:  Tenant shall hold harmless, indemnify
          ---------------------------
and defend Landlord, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Landlord (and Landlord agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage resulting from (i) any cause or causes whatsoever (other than the willful misconduct or gross or active negligence of Landlord) occurring in or about or resulting from an occurrence in or about the Premises during the Lease Term,
(ii) the negligence or willful misconduct of Tenant or its agents, employees and contractors, wherever the same may occur, or (iii) an Event of Tenant's Default. The provisions of this Paragraph 10.3 shall service the expiration or sooner termination of this Lease.

                                  ARTICLE 11
                                  ----------

                              DAMAGE TO PREMISES
                              ------------------

     11.1 Landlord's Duty to Restore:  If the Premises are damaged by any peril
          --------------------------
after the Effective Date, Landlord shall restore the Premises unless the Lease is terminated by Landlord pursuant to Paragraph 11.2 or by Tenant pursuant to Paragraph 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to Paragraph 9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Paragraph 11.2 or Paragraph 11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord's property or would become Landlord's property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits. Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Premises and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant's Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all Tenant's Alterations and Trade Fixtures installed by Tenant land existing at the time of such damage or destruction, and all insurance proceeds received by Tenant from the insurance carried by it pursuant to Paragraph 9.1A(2) shall be used for such purpose.

     11.2 Landlord's Right to Terminate:  Landlord shall have the right to
          -----------------------------
terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within 30 days after the date of such damage:

          A. Either the Project or the Building is damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds 33% of the then actual replacement cost thereof;

          B. Either the Project or the Building is damaged by an Uninsured Peril to such an extent that the estimated cost to restore exceeds 2% of the then actual replacement cost thereof; provided, however, that Landlord may not terminate this Lease pursuant to this Paragraph 11.B1 if one or more tenants of the Project agree in writing to pay the amount by which the cost to restore the damage exceeds such amount and subsequently deposit such amount with Landlord within 30 days after Landlord has notified Tenant of its election to terminate this Lease;

          C. The Premises are damaged by any peril within 12 months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an interim equal to six times the Base Monthly Rent when due; provided. however, that Landlord may not terminate this Lease pursuant to this Paragraph 11.2C if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within 15 days following the date of such damage; or

          D. Either the Project or the Building is damaged by any peril and, because of the Laws then in force, (i) cannot be restored at reasonable cost to substantially the same condition in which it was prior to such damage, or (ii) cannot be used for the same use being made thereof before such damage if restored as required by this Article.

          E. As used herein, the following terms shall have the following meanings: (i) the term "Insured Peril" shall mean a peril actually insured against for which the insurance proceeds actually received by Landlord are sufficient (except for any "deductible" amount specified by such insurance) to restore the Project under then existing building codes to the condition existing immediately prior to the damage; and (ii) the term "Uninsured Peril" shall mean any peril which is not an Insured Peril. Notwithstanding the foregoing, if the "deductible" for earthquake or flood insurance exceeds 2% of the replacement cost of the improvements insured, such peril shall be deemed an 'Uninsured Peril".

     11.3 Tenant's Right to Terminate:  If the Premises are damaged by any peril
          ---------------------------
and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to Paragraph 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of written notice of election to terminate within 10 days after Tenant receives from Landlord the estimate of the time needed to complete such restoration.

          A. The Premises are damaged by any peril and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within 180 days after the date of such damage; or

          B. The Premises are damaged by any peril within 12 months of the last day of the Lease Term and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Premises cannot be substantially completed within 90 days after the date of which damage and such damage renders unusable more than 30% of the Premises.

     11.4 Abatement of Rent:  In the event of damage to the Premises which does
          -----------------
not result in the termination of this Lease, the Base Monthly Rent and the Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant's use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant's business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any similar law hereinafter enacted.

                                  ARTICLE 12
                                  ----------

                                 CONDEMNATION
                                 ------------

     12.1 Landlord's Termination Right:  Landlord shall have the right to
          ----------------------------
terminate this Lease if, as a result of a taking by means of the exercise of the power of eminent domain (including a voluntary sale or transfer by Landlord to a condemnor under threat of condemnation), (i) (ii) more than 10% of the Building Leasable Area is so taken, or (iii) more than 50% of the Common Area is so taken. Any such right to terminate by Landlord must be exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.

     12.2 Tenant's Termination Right:  Tenant shall have the right to terminate
          --------------------------
this Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) 10% or more of the Premises is so taken and that part of the Premises that remains cannot be restored within a reasonable period of time and thereby made reasonably suitable for the continued operation of the Tenant's business, or (ii) there is a taking affecting the Common Area and, as a result of such taking, Landlord cannot provide parking spaces within reasonable walking distance of the Premises equal in number to at least 80% of the number of Spaces allocated to Tenant by Paragraph 2.1, whether by rearrangement of the remaining parking areas in the Common Area (including construction of multi-deck parking structures or restriping for compact cars where permitted by Law) or by alternative parking facilities on other land. Tenant must exercise such right within a reasonable period of time, to be effective on the date that possession of that portion of the Premises or Common Area that is condemned is taken by the condemnor.

     12.3 Restoration and Abatement of Rent:  If any part of the Premises or the
          ----------------------------------
Common Area is taken by condemnation and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises and Common Area and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant's Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant. Thereafter, except in the case of a temporary taking, as of the date possession is taken the Base Monthly Rent shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises.

     12.4 Temporary Taking.  If any portion of the Premises is temporarily taken
          ----------------
for 270 days or less this Lease shall remain in effect. If any portion of the Premises is temporarily taken by condemnation for a period which exceeds 270 days or which extends beyond the natural expiration of the Lease Term, and such taking materially and adversely affects Tenant's ability to use the Premises for the Permitted Use, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

     12.5 Division of Condemnation Award:  Any award made as a result of any
          -------------------------------
condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided however, that Tenant Shall be entitled to receive any condemnation award that is made directly to Tenant for the following so long as the award made to Landlord is not thereby reduced: (i) for the taking of personal property or Trade Fixtures belonging to Tenant, (ii) for the interruption of Tenant's business or its moving costs, (iii) for loss of Tenant's goodwill; or (iv) for any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of California Code of Civil Procedure Section 1265.130 and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

                                  ARTICLE 13
                                  ----------

                             DEFAULT AND REMEDIES
                             --------------------

     13.1 Events of Tenant's  Default:  Tenant shall be in default of its
          ---------------------------
obligations under this Lease if any of the following events occurs (an "Event of Tenant's Default"):

          A. Tenant shall have failed to pay Base Monthly Rent or Additional Rent when due, and such failure is not cured within 3 business days after Tenant's receipt of written notice from Landlord specifying such failure to pay; or

          B. Tenant shall have failed to perform any term, covenant, or condition of this Lease except those requiring the payment of Base Monthly Rent or Additional Rent, and Tenant shall have failed to cure such breach within 30 days after written notice from Landlord specifying the nature of such breach where such breach could reasonably be cured within said 30 day period, or it such breach could not be reasonably cured within said 30 day period, Tenant shall have failed to commence such cure within said 30 day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed or

          C. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14; or

          D.   Tenant shall leave abandoned the Premises or

          E. The occurrence of the following: (i) the making by Tenant of any general arrangements or assignments for the benefit of creditors: (ii) Tenant becomes a "debtor" as defined in 11 USC Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this Section 13-1E is contrary to any applicable Law, such provision shall be of no force or effect; or

          F. Tenant shall have failed to deliver documents required of it pursuant to Paragraph 15.4 or Paragraph 15.6 within the time periods specified therein.

     13.2 Landlord's Remedies:  If an Event of Tenant's Default occur, Landlord
          --------------------
shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

          A. Landlord may keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including(i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments requited of Tenant or perform Tenant's obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease. Notwithstanding anything contained in this Lease, in the event of a breach of an obligation by Tenant which results in a condition which poses an imminent danger to safety of persons or damage to property, an unsightly condition visible from the exterior of the Building, or a threat to insurance coverage, then if Tenant does not cure such breach within 3 business days after delivery to it of written notice from Landlord identifying the breach, Landlord may cure the breach of Tenant and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant.

          B. Landlord may enter the Premises and release them to third parties for Tenant's account for any period, whether shorter or longer than the remaining Lease Term. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in releasing the Premises, including brokers' commissions, expenses of altering and preparing the Premises required by the releasing. Tenant shall pay to Landlord the rent and other sums due under this Lease on the date the rent is due, less the rent and other sums Landlord received from any releasing. No act by Landlord allowed by this subparagraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. Notwithstanding any releasing without termination. Landlord may later elect to terminate this Lease because of the default by Tenant.

          C. Landlord may terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this Paragraph 13.2C shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease: (i) appointment of a receiver or keeper in order to protect Landlord's interest hereunder; (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or (iii) any other action by Landlord or Landlord's Agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof to the extent such actions do not effect a termination of Tenant's right to possession of be Premises.

          D. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by Paragraph 13.C, shall constitute a termination of Tenant's right to possession unless Landlord gives Tenant written notice of termination. Should Landlord not terminate this Lease by giving Tenant .written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4.

          E. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord's election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date. For purposes of computing damages pursuant to California Civil Code Section 1951.2,
(i) an interest rate equal to the Agreed interest Rate shall be used where permitted, and (ii) the term "rent" includes Base Monthly Rent and Additional Rent. Such damages shall include:

               (1) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

               (2) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including the following: (i) expenses for cleaning, repairing or restoring the Premises: (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and
(vi) attorney's fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant's default.

          F. Nothing in this Paragraph 13.2 shall limit Landlord's right to indemnification from Tenant as provided in Paragraph 7.2 and Paragraph 10.3. Any notice given by Landlord in order to satisfy the requirements of Paragraph 13.1A or Paragraph 13.1B above shall also satisfy the notice requirements of California Code of Civil Procedure Section 1161 regarding unlawful detainer proceedings.

     13.3 Waiver:  One party's consent to or approval of any act by the other
          -------
party requiring the first party's requiring or approval shall not be deemed to waive or tender unnecessary the first party's consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

     13.4 Limitation On Exercise of Rights:  At any time that an Event of
          ---------------------------------
Tenant's Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give, and (ii) Tenant may not exercise any option to extend, right to terminate this Lease, or other right granted to it by this Lease which would otherwise be available to it.

     13.5 Waiver by Tenant of Certain Remedies:  Tenant waives the provisions of
          -------------------------------------
Sections 1932(l), 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.

                                  ARTICLE 14
                                  ----------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     14.1 Transfer By Tenant:  The following provisions shall apply to any
          ------------------
assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to if this Paragraph 14.1 as "Tenant":

          A. Tenant shall not do any of the following (collectively referred to herein as a "Transfer") whether voluntarily, involuntarily or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed: (i) sublet all or any party of the Premises or allow it to be sublet, occupied or used by any person or entity other than Tenant; (ii) assign its interest in this Lease; (iii) mortgage of encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (iv) materially amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord. Tenant shall reimburse Landlord for all reasonable cost and reasonable attorneys fees incurred by Landlord in connection with the evaluation, processing, and/or documentation of any requested Transfer, whether or not Landlord's consent is granted. Landlord's reasonable costs shall include the cost of any review or investigation performed by Landlord or consultant acting on Landlord's behalf of (i) Hazardous Materials (as defined in Section 7.2E of this Lease) used, stored, released, or disposed of by the potential Subtenant or Assignee, and/or (ii) violations of Hazardous Materials Law (as defined in Section 7.2E of this lease) by the Tenant or the proposed Subtenant or Assignee. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in a form reasonably approved by Landlord,
(ii) contains the same terms and conditions as stated in Tenant's notice Oven to Landlord pursuant to Paragraph 14.1B, and (iii) in the case of an assignment of the Lease, contains the agreement of the proposed transferee to assume all obligations of Tenant under this Lease arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord's consent shall constitute an Event of Tenant's Default and shall be voidable at Landlord's option. Landlord's consent to any one Transfer shall not constitute a waiver of the provisions of this Paragraph 14.1 as to any subsequent Transfer or a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease nor to be a consent to any Transfer.

          B. At least 30 days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord's approval, which notice shall include the following: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with generally accepted accounting principles; (iii) the nature of the proposed transferee's business to be carried on in the Premises; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Tenant; and (vi) an accurately filled out response to Landlord's standard Hazardous Materials Questionnaire. Tenant shall provide to Landlord such other information as may be reasonably requested by Landlord within seven days after Landlord's receipt of such notice from Tenant. Landlord shall respond in writing to Tenant's request for Landlord's consent to a Transfer within the later of (i) 15 days of receipt of such request together with the required accompanying documentation, or (ii) seven days after Landlord's receipt of all information which Landlord reasonably requests within seven days after it receives Tenant's first notice regarding the Transfer in question. If landlord fails to respond in writing within said period, Landlord will be deemed to have withheld consent to such Transfer. Tenant shall immediately notify Landlord of any material modification to the proposed terms of such Transfer.

          C. In the event that Tenant seeks to make any Transfer with respect to the entire Premises for the balance of the Lease Term, landlord shall have the right to terminate this Lease or in the case of a sublease of less than all of the Premises for the balance of the Lease Term terminate this Lease as to that part of the Premises proposed to be so sublet, either (i) on the condition that the proposed transferee immediately enter into a direct lease of the Premises with Landlord (or, in the case of a partial sublease, a lease for the portion proposed to be so sublet) on the same terms and conditions contained in Tenant's notice, or (ii) so that Landlord is thereafter free to lease the Premises (or, in the case of a partial sublease, the portion proposed to be so sublet) to whomever it pleases on whatever terms are acceptable to Landlord. In the event Landlord elects to so terminate this Lease, then (i) if such termination is conditioned upon the execution of a lease between Landlord and the proposed transferee, Tenant's obligations under this Lease shall not be terminated until such transferee executes a new lease with Landlord, enters into possession and commences the payment of rent, and (ii) if Landlord elects simply to terminate this Lease (or, in the case of a partial sublease, terminate this Lease as to the portion to be so sublet), the Lease shall so terminate in its entirety (or as to the space to be so sublet) fifteen (15) days after Landlord has notified Tenant in writing of such election. Upon such termination, Tenant shall be released from any further obligation under this Lease if it is terminated in its entirety, or shall be released from any further obligation under the Lease with respect to the space proposed to be sublet in the case of a proposed partial sublease. In the case of a partial termination of the Lease, the Base Monthly Rent and Tenant's Share shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Premises which remains subject to the Lease bears to the original area of the Premises. Landlord and Tenant shall execute a cancellation and release with respect to the Lease to effect such termination.

          D. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:

               (1) Tenant shall not be released of its liability for the performance of all of its obligations under the Lease.

               (2) If Tenant assigns its interest in this Lease, then Tenant shall pay to Landlord 50% of all Subrent (as defined in Paragraph 14.1D(5)) received by Tenant over and above (i) the assignee's agreement to assume the obligations of Tenant under this Lease, and (ii) all Permitted Transfer Costs related to such assignment. In the case of assignment, the amount of Subrent owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by the assignee.

               (3) If Tenant sublets of any parts of the Premises, Then with respect to the space so subleased, Tenant shall pay to Landlord 50% of the positive difference, if any, between (i) all Subrent paid by the subtenant to Tenant, less (ii) the sum of all Base Monthly Rent and Additional Rent allocable to the space sublet and all Permitted Transfer Costs related to such sublease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by its subtenant. In calculating Landlord's share of any periodic payments, all Permitted Transfer Costs shall be first recovered by Tenant.

               (4) Tenant's obligations under this para. 14.1D) shall survive any Transfer, and Tenant's failure to perform its obligations hereunder shall be an Even of Tenant's Default. At the time Tenant makes any payment to Landlord required by this para. 14.1D, Tenant shall delivery an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right at reasonable intervals to inspect Tenant's books and records relating to the payments due hereunder. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all Subrent and other amounts that are to be paid to Tenant in connection with such Transfer.

               (5) As used in this para. 14.1D, the term "Subrent" shall mean any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant's interest in this Lease or in the Premises, including payments from or on behalf of the transferee (in excess of the book value thereof) for Tenant's assets, fixtures, and leasehold improvements, As used in this paragraph 14.1D, the term "Permitted Transfer Costs shall mean (i) all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the Transfer in question, and (ii) all reasonable attorneys' fees incurred by and (iii) the unamortized costs of any alterations installed in the Premises at Tenant's expense, and redecorating and remodeling costs incurred by Tenant to effect the Transfer. Tenant with respect to the Transfer in question.

          E. If Tenant is a corporation, the following shall be deemed a voluntary assignment of Tenant's interest in this Lease: (i) any dissolution, merger, consolidation, or other reorganization of or affecting Tenant, whether or not Tenant is the surviving corporation and; (ii) if the capital stock of Tenant is not publicly traded, the sale or transfer to one person or entity (or to any group of related persons or entities) stock possessing more than 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. if Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary or by operation of law, and whether occurring at one or over a period of time) of any partner owning 25% or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment of Tenant's interest in this Lease.

          F. Notwithstanding anything contained in 114.1, so long as Tenant otherwise complies with (he provisions of 114.1 Tenant may enter into any of the following transfers (a 'Permitted Transfer") Without Landlord's prior written consent, and Landlord shot] not be entitled to (terminate the Lease pursuant to 114.1C or to receive any part of any Subrent resulting therefrom that( would otherwise be due it pursuant to 114.113:

               (1) Tenant may sublease it or part of the Premises or assign its interest in this Lease to any corporation which controls, is controlled by, or is under common control with the original Tenant to this Lease by means of an ownership interest of more than 50%,

               (2) Tenant may assign its interest in the Lease to a corporation which results from a merger, consolidation or other reorganization in which Tenant is not the surviving corporation, so long as the surviving corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction; and

               (3) Tenant may assign this Lease to a corporation which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as such acquiring corporation has a net worth at the time of such assignment that is equal to or greater than the net worth of Tenant immediately prior to such transaction. Notwithstanding anything to the contrary contained herein, a public or private offering of

Tenants capitol stock shall also be deemed a Permitted Transfer.

     14.2 Transfer By Landlord:  Landlord and its successors in interest shall
          ---------------------
have the right to transfer their interest in this Lease and the Project it any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) from the date of such transfer, shall be automatically believed, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer. After the date of any such transfer, the term Landlord" as used herein shall mean the transferee of such interest in the Premises.

                                  ARTICLE 15
                                  ----------

                              GENERAL PROVISIONS
                              ------------------

     15.1 Landlord's Right to Enter:  Landlord and its agents may enter the
          --------------------------
Premises at any reasonable time after giving at least 24 hours' prior notice to Tenant (and immediately in the case of emergency) for the purpose of: (i) inspecting the same; 01) posting notices of non-responsibility, (iii) supplying any service to be provided by Landlord to Tenant (W) showing the Premises to prospective purchasers, mortgagees or tenants: (v) making necessary alterations, additions or repairs; (vi) performing Tenant's obligations when Tenant has failed to do so after written notice from Landlord (vii) (during the last 180 days of the Lease Term only), placing, upon the Premises ordinary "for lease signs lot sale" signs: and (viii) responding to an emergency. Landlord shall have the right to use any and all means Landlord may deem necessary and proper to enter the Premises in an emergency. Any entry into the Premises obtained by Landlord in accordance with this paragraph 15.1 shall not be a forcible or unlawful entry into, or a detained of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises. Any such entry by Landlord and Landlord's agents shall comply with all reasonable security measures of Tenant and shall not impair Tenant's operations more than reasonably necessary. During any such entry, Landlord and Landlord's agents shall at all times be accompanied by Tenant.

     15.2  Surrender or the Premises:  Upon the expiration or sooner termination
           --------------------------
of the Lease, Tenant shall vacate and surrender the Promises to Landlord in the same condition as existed at the Commencement Date, except for (i) reasonable wear and tear, (ii) damage caused by any peril or condemnation, and (iii) contamination by Hazardous Materials for which Tenant is not responsible pursuant to paragraph 7.2A or paragraph 7.2B. In this regard, normal wear and tear shall be construed to mean wear and tear caused to the Premises by the natural aging process which occurs in spite of prudent application of the best but reasonable standards for maintenance, repair and janitorial practices, and does not include items of neglected or deferred maintenance. In any event, Tenant shall cause the following to be done prior to the expiration or the sooner termination of this Lease: (i) all interior walls shall be painted or cleared so that they appear freshly painted; (ii) all tiled floors shall be cleaned and waxed; (iii) all carpets shall be cleaned and shampooed; (iv) all broken, marred, stained or nonconforming acoustical ceiling tiles shall be replaced, (v) all windows shall be washed; (vi) the HVAC system shall be serviced by a reputable and licensed service firm and left in good operating condition and repair as so certified by such firm; and (vii) the plumbing and electrical systems and lighting shall be placed in good order and repair (including replacement of any burned out, discolored or broken light bulbs, ballasts, or lenses). If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, (i) remove any Tenant's Alterations which Tenant is required to remove pursuant to paragraph 5.2 and repair all damage caused by such removal. If the Premises are not so surrendered at the termination of this Lease, Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

     15.3  Holding Over:  This Lease shall terminate without further notice at
           -------------
the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to 150% of the Base Monthly Rent payable during the last full calendar month of the Lease Term.

     15.4  Subordination: The following provisions shall govern the relationship
           -------------
of this Lease to any Security Instrument:

          A. The Lease is subject and subordinate to all Security Instruments existing as of the Effective Date. However, if any Lender so requires, the Lease shall become prior and superior to any such Security Instrument. See First Addendum To Lease Paragraph 10

          B. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Effective Date. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default and performs all of its obligations under this Lease, unless this Lease is otherwise terminated pursuant to its terms

          C. Tenant shall upon request execute any document or instrument reasonably required by any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily and reasonably requires in connection with such agreements, including provisions that the Lender not be liable for (i) the return of any security deposit unless the Lender receives it from Landlord, and (ii) any defaults on the part of Landlord occurring prior to the time the Lender takes possession of the Project in connection With the enforcement of its Security

Instrument. Tenant's failure to execute any such document or instrument within 10 days after written demand therefor shall constitute an Event of Tenant's Default. Tenant approves as reasonable the form of subordination agreement attached to this Lease as Exhibit G.

     15.5  Mortgage Protection and Attornment: In the even of any default on the
           -----------------------------------
part of the Landlord, Tenant will use reasonable efforts to give notice by certified mail to any Lender whose name has been provided to Tenant and shall offer such Lender a reasonable opportunity to cure the default including time to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure. Tenant shall attorn to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Premises, or to any grantee or transferee designated in any deed given in lieu of foreclosure.

     15.6  Estoppel Certificates and Financial Statements:  At all times
           -----------------------------------------------
during the Lease term, each party agrees, following any request by the other party, promptly to execute end deliver to the requesting party within 15 days following, delivery of such request an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this lease, as so modified, is in full force and effect, (ii) Stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to the certifying party's knowledge, any uncured defaults on the part of any party hereunder to, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by the requesting party. A failure to deliver an estoppel certificate within 15 days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement: (i) this Lease is unmodified except as may be represented by the requesting party in said request and is in full force and effect, (ii) there are no uncured defaults in the requesting party's performance, and (iii) no rent has been paid more than 30 days in advance. At any time during the Lease Term Tenant shall, upon 15 days' prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the 24 month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Premises; provided however, that Landlord shall ensure that any such statements are held by Landlord and any potential buyer or Lender in the strictest of confidence. Such statements shall be prepared in accordance with generally accepted accounting principles and, it such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

     15.7  Reasonable Consent:  Whenever any party's approval or consent is
           -------------------
required by this Lease before an action may be taken by the other party, such approval or consent shall not be unreasonably withheld or delayed.

     15.8  Notices:  Any notice required or desired to be given regarding this
           --------
Lease shall be in writing and may be given by personal delivery, by facsimile telecopy, by courier service, or by mail. A Notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States mail, certified postage prepaid, addressed to the party to be served at its Address for Notices specified in Section Q or Section R of the
                                                  ---------    ---------
Summary (as applicable), (ii) when delivered if given by personal delivery, and
(iii) in all other cases when actually received at the party's Address for Notices. Either party may change its address by giving notice of the same in accordance with this paragraph 15.8, provided, however, that any address to which notices may be sent must be a California address.

     15.9  Attorneys' Fees:  In the event either Landlord or Tenant shall bring
           ----------------
any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys' fees, court costs, and experts' fees as may be fixed by the court.

     15.10 Corporate Authority:  If Tenant is a corporation (or partnership),
           --------------------
each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of such corporation in accordance with the by-laws of such corporation (or partnership in accordance with the partnership agreement of such partnership) and that this Lease is binding upon such corporation (or partnership) in accordance with its terms. Each of the persons executing this Lease on behalf of a corporation does hereby covenant and warrant that the party for whom it is executing this Lease is a duly authorized and existing corporation, that it is qualified to do business in California, and that the corporation has full right and authority to enter into this Lease.

     15.11 Miscellaneous:  Should any provision of this Lease prove to be
           --------------
invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions lived in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. Party shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural, The terms "shall, will and agree" are mandatory, The term may is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless a provision of this Lease expressly requires reimbursement. Landlord and Tenant agree that
(i) the gross leasable area of the Premises includes any atriums, depressed loading docks, covered entrances or egresses, and covered loading areas, (ii) each has had an opportunity to determine to its satisfaction the actual area of the Project and the Premises, (iii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, and (iv) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters decided in this Lease where area is a factor. Where a party hereto is obligated not to perform any act, such party is also obligated to restrain any others within its control from performing said act, including the Agents of such party. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of the provisions of this Lease.

     15.12 Termination by Exercise of Right:  If this Lease is terminated
           ---------------------------------
pursuant to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate 30 days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of Termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination or those obligations which this Lease specifically provides we to survive termination. This paragraph 15.12 does not apply to a termination of this Lease by Landlord as a result of an Event of Tenant's Default.

     15.13  Brokerage Commissions:  Each party hereto (i) represents and
            ----------------------
warrants to the other that it has not had any dealings with any real estate brokers, leasing agents or salesmen, or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease, other than to the Retained Real Estate Brokers described in Section S of the Summary, and (ii)
                                          ---------
agrees to indemnify, defend, and hold harmless the other party from any claim for any such commission of fees which result from the actions of the indemnifying party. Landlord shall be responsible for the payment of any commission owed to the Retained Real Estate Brokers.

     15.14  Force Majeure:  Any Prevention, delay or stoppage due to strikes,
            --------------
lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums due hereunder.

     15.15  Entire Agreement:  This Lease constitutes the entire agreement
            -----------------
between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's Agents has made any legally binding representation or warranty as to any matter except those expressly set forth herein, including any warranty as to (i) whether the Premises may be used for Tenant's intended use under existing Law, (ii) the suitability of the Premises or the Project for the conduct of Tenant's business, or (iii) the condition of any improvements. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. This instrument shall not be legally binding until it is executed by both Landlord and Tenant. No subsequent change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the as of the Effective Date.

LANDLORD:

KAIROS, LLC, a California limited liability company
BY Orchard Moffett Investors, a California general partnership,
          Its authorized agent

          By /s/ Michael J. Biggar
                Michael J. Biggar,
                Manager


ORCHARD MOFFETT INVESTORS, a California general partnership

          By /s/ Michael J. Biggar
                Michael J. Biggar
                Manager
          Date 6/26/96

TENANT:

QuickLogic Corporation,
a California corporation

By /s/ Anthony S.S. Chan
       Anthony S.S. Chan
       VP Finance/Administration
       Chief Financial Officer

Date June 24, 1996

                            FIRST ADDENDUM TO LEASE

     THIS FIRST ADDENDUM is dated for reference purposes as June 17, 1996, and is made a part of that Lease Agreement (the "Lease") dated June 17, 1996, by and between KAIROS, LLC and Orchard Moffet Investors, a California general partnership corporation ("Landlord") and QuickLogic Corporation, a California corporation ("Tenant") affecting certain real property commonly known as 1277 Orleans Drive, Sunnyvale. California , with reference to the following facts:

     1.   Option to Extend Lease Term:  Landlord hereby grants to Tenant one
          ----------------------------
option to extend the Lease Term for a three ( 3 ) year term on the following terms and conditions:

          A. Tenant must give Landlord notice in writing of its exercise of the option in question no earlier than one hundred eight (180) days and no later than one hundred twenty (120) days before the date the Lease Term would end but for said exercise.

          B. Tenant may not extend the Lease Term pursuant to any option granted by this paragraph if Tenant is materially in default beyond any applicable cure period as of the date of exercise of the option in question or as of the date this Lease would have been terminated but for said exercise.

          C. All terms and conditions of this Lease shall apply during the option period, except that the Base Monthly Rent for the option period shall be determined as provided in Paragraph D.

          D. The Base Monthly Rent for the Option Period shall be the greater of (i) one hundred percent (100%) of the Base Monthly Rent due the last month of the previous Lease Term, or (ii) one-hundred percent ( 100% ) of the then fair market monthly rent determined as of the commencement of the option period in question based upon like buildings with like improvements in the Sunnyvale area. If the parties are unable to agree upon the fair market monthly rent for the Premises for the option period in question at least seventy-five (75) days prior to the commencement of the option period in question, then the fair market monthly rent shall be determined by appraisal conducted pursuant to subparagraph E.

          E. In the event it becomes necessary to determine by appraisal the fair market rent of the Premises for the purpose of establishing the Base Monthly Rent during the Option Period, then such fair market monthly rent shall be determined by three (3) real estate appraisers, all of whom shall be members of the American Institute of Real Estate Appraisers with not less than five (5) years experience appraising real property (other than residential or agricultural property) located in Santa Clara County, California, in accordance with the following procedures:

               (1) The party demanding an appraisal (the "Notifying Party") shall notify the other party (the "Non-Notifying Party") thereof by delivering a written demand for appraisal, which demand, to be effective, must give the name, address, and qualifications of an appraiser selected by the Notifying Party. Within ten (10) days of receipt of said demand, the Non-Notifying Party shall select its appraiser and notify the Notifying Party, in writing, of the name, address, and qualifications of an appraiser selected by it. Failure by the Non-Notifying Party to select a qualified appraiser within said ten (10) day period shall be deemed a waiver of its right to select a second appraiser on its own behalf and the Notifying Party shall select a second appraiser on behalf of the Non-Notifying Party within five (5) days after the expiration or said ten (10) day period. Within ten (10) days from the date the second appraiser shall have been appointed, the two (2) appraisers so selected shall appoint a third appraiser. If the two appraisers fail to select a third qualified appraiser, the third appraiser shall be selected by the American Arbitration Association or if it shall refuse to perform this function, then at the request or either Landlord or Tenant, such third appraiser shall be promptly appointed by the then Presiding Judge of the Superior Court of the State of California for the County of Santa Clara.

Page Two

               (2) The three (3) appraisers so selected shall meet in Sunnyvale, California, not later than twenty (20) days following the selection of the third appraiser. At said meeting the appraisers so selected shall attempt to determine the fair market monthly rent of the Premises for the option period in question (including the timing and amount of periodic increases),

               (3) If the appraisers so selected are unable to complete their determinations in one meeting, they may continue to consult at such times as they deem necessary for a fifteen (15) day period from the date of the first meeting, in an attempt to have at least two (2) of them agree. If, at the initial meeting or at any time during said fifteen (15) day period, two (2) or more of the appraisers so selected agree on the fair market rent of the Leased Premises, such agreement shall be determinative and binding on the parties hereto, and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement.

               (4) If two (2) or more appraisers do not so agree within said fifteen (15) day period, then each appraiser shall, within five (5) days after the expiration of said Fifteen (15) day period, submit his independent appraisal in simple letter form to Landlord and Tenant stating his determination of the fair market rent of the Premises for the option period in question. The parties shall then determine the fair market rent for the Premises by determining the average of the fair market rent set by each of the appraisers. However, if the lowest appraisal is less than eighty-five percent (85%) of the middle appraisal then such lowest appraisal shall be disregarded and/or if the highest appraisal is greater than one hundred Fifteen percent (I 15%) of the middle appraisal then such highest appraisal shall be disregarded. If the fair market rent set by any appraisal is so disregarded, then the average shall be determined by computing the average set by the other appraisals that have not been disregarded.

               (5) Nothing contained herein shall prevent Landlord and Tenant from jointly selecting a single appraiser to determine the fair market rent of the Premises, in which event the determination of such appraisal shall be conclusively deemed the fair market rent of the Premises.

               (6) Each party shall bear the fees and expenses of the appraiser selected by or for it, and the fees and expenses of the third appraiser (or the joint appraiser if one joint appraiser is used) shall be borne fifty percent (50%) by Landlord and fifty percent (50%) by Tenant.

     2.   Tenant Improvement Allowances:
          ------------------------------

          A. The term "First Level Tenant Improvement Allowance" shall mean the maximum amount Landlord is required to spend toward the payment of Interior Improvement Costs for all Interior Improvements constructed in the Premises, which amount is $298,368.00 (i.e., $7.00 per square foot for Tenant's Gross Leasable Area within (The entire Premises).

          B. A second level Tenant Improvement Allowance ("Second Level Tenant Improvement Allowance") of $213,120.00 (i.e., $5.00 per square foot for Tenant's Gross Leasable Area within the entire Premises) shall be made available for an increase in the Base Monthly Rent as provided for in paragraph 3 of this Addendum To Lease.

          C. The First Level Tenant Improvement Allowance plus the Second Level Tenant Improvement Allowance shall be termed the "Total Tenant Improvement Allowance" consisting of $511,488.00 (i.e., $12.00 per square foot for Tenant's Gross Leasable Area within the entire Premise).

          D. Additionally, Landlord shall not be obligated to provide future use of any Tenant Improvement Allowance not spent prior to the Commencement Date. Notwithstanding the foregoing, all improvements constructed with the First Level Tenant Improvement Allowance or the Second Level Tenant Improvement Allowance shall be deemed to be Interior Improvements and not Tenant's Alterations.

     3.   Adjustments to the Base Monthly Rent:  The Base Monthly Rent as
          ------------------------------------
provided
for in
Article 3 of the Lease shall be adjusted as follows:

Page Three

          A. For every increment of $42,624.00 (i.e., $1.00 per square foot of Gross Leasable Area), or proportion thereof to the Second Level Tenant Improvement Allowance spent for the payment of the Interior Improvement Costs as defined in Exhibit B, "Interior Improvement Agreement", the Base Monthly Rent shall increase $0.0177 per square foot per month. As an example, if $63,936.00 of Second Level Tenant Improvement Allowance is spent, the Base Monthly Rent shall increase $0.02655 per square foot per month.

          B. No credit in the Base Monthly Rent shall be made if a portion of the First Level Tenant Improvement Allowance is not spent.

     4.        Condition of Premises: Landlord, at Landlord's sole cost, shall
               ---------------------
provide the following ("collectively, "Landlord's Initial Improvements"):
     a. Demolition of specific interior walls resulting in a Door floor plan as shown on the attached Exhibit A to this Lease.
     b. Remove all floor carpeting and repaint and repaint the interior of the Premises.
     c.   Install a new overly roofmembrane with a five-year warranty.
     d. Install additional windows of a similar (but not exact) design along body sides of the Building as shown in Exhibit I to this Lease.
     e.   Reslurry and stripe the parking lot.
     f.   The exterior of the Building has been painted.
     g.   Upgrade the landscaping to Landlord's standards,
     h. Provide all HVAC, electrical, and plumbing systems in good working condition as of the Commencement Date.

     5.   Delivery and Acceptance of Possession:  Notwithstanding any provision
          -------------------------------------
to the contrary contained in the Lease Landlord represents and warrants that on the Commencement Date all mechanical, electrical, plumbing, heating, air conditioning, ventilation systems. all other mechanical systems and the roof system will be in good working order and condition, and Landlord shall remain liable for such representation and warranty if it is incorrect, except to the extent Such representation becomes incorrect as a result of the acts or omissions of Tenant or its employees, contractors or invitees. Notwithstanding anything to the contrary in this Lease, Tenant's acceptance of the Premises shall not be deemed (I) a waiver of Tenant's fights (a) to have defects in the construction of the new Interior Improvements as provided for in Exhibit B to this Lease of which Tenant notifies Landlord within one (1) year after the Commencement Date repaired at Landlord's sole expense or (b) with respect to matters and items covered by an express representation and warranty of Landlord set forth herein, or (ii) a waiver of Landlord's maintenance and repair obligations hereunder. Tenant shall give notice to Landlord whenever any such defect becomes reasonably apparent, and Landlord shall repair such defect as soon as practicable. Tenant shall have the benefit of all warranties with respect to the Premises which would reduce Tenant's maintenance obligations hereunder and shall cooperate with Tenant to enforce all such warranties.

     6.   Security Deposit:  Within 30 days of be expiration or sooner
          -----------------
termination of the Lease, Landlord shall promptly return to Tenant the balance of the Security Deposit held by Landlord on such date of expiration or termination, less any amounts used by Landlord in accordance with this Paragraph 6, plus any amounts received by Landlord after such date of expiration or termination to restore the Security Deposit.

     7.   Tenant's Obligation to Maintain:  Notwithstanding anything to the
          --------------------------------
contrary contained Article 6.1, Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvement to the Premises (I) necessitated by the acts or omissions of Landlord, or its Agents, (ii) occasioned by fire, acts of God or other casualty or by (he exercise of the power of eminent domain, (iii) required as a consequence of any violation of Law or construction defect in the Premises or the Project as of the Commencement Date, except as otherwise provided in this Lease, (iv) for which Landlord has a right of reimbursement from others, and (v) which is treated as a "capital expenditure" under generally accepted accounting principals in accordance with
Article 5.4.

     8.   Common Operating Expenses Defined:  Additional exclusions to Common
          ----------------------------------
Operating Expenses shall include: (vi) costs occasioned by the act, emission or violation of Law by Landlord, or any of its Agents; (vii) costs occasioned by fire, acts of God, or other casualties or by the exercise of the power of eminent domain, except as provided elsewhere in this Lease; (viii)

Page Four

cost (a) for which Landlord has a right of reimbursement from others, or (b) which Tenant reimburses Landlord directly or which Tenant pays directly to a third person, and (ix) insurance costs for coverage not customarily paid by tenants of similar projects in the vicinity of the Premises or co-insurance payments, unless required by law, or reasonably required by Landlord's Lender Tenant acknowledges that insurance costs at commercially reasonable rates relating to earthquake coverage shall not be excluded from the definition of Common Operating Expenses.

9.   Real Property Taxes Defined:  The following are additional exclusions to
     ---------------------------
the term Real Property Taxes: Taxes, assessments or any other governmental levies, or any increases in the foregoing occasioned by or relating to (a) land and improvements not reserved for Tenant's exclusive or nonexclusive use, (b) assessments and other fees for improvements and services which in Landlord's sole but reasonable opinion do not benefit the Premises or (c) Hazardous Materials, Notwithstanding any provision to contrary contained herein, if Landlord elects to pay any tax, assessment or levy in total which landlord could have elected to pay in installments, but Landlord does not make such election. Tenant shall be required to pay only Tenant's Share of each installment payable with respect to the period of time covered by the Lease Term, as each such installment would have become due.

10.  Subordination: Landlord shall use every reasonable effort to obtain a
     --------------
Nondisturbance, Recognition and Attornment Agreement from the holder of such Security Interest on such holder's standard form. Tenant shall pay the cost, if any, in obtaining such Agreement.

11.  Letter of Credit Portion of Security Deposit:
     ---------------------------------------------

     A. Tenant shall provide to Landlord a Security Deposit tooling $342,624.00, of which $300,000.00 can be, at Tenant's sole cost, an irrevocable letter of credit which (i) is for an initial term of at least twelve (12) months; (ii) is drawn upon a local commercial bank reasonably acceptable to Landlord, (iii) is in the amount of $300,000.00; (iv) is in a form satisfactory to Landlord; and (v) may be drawn on by Landlord solely upon submission of a written certification of Landlord that there exists an Event of Tenant's Default (as defined in Paragraph 13.1 of this Lease or in this Paragraph), that Tenant has not cured such Event of Default, and that the amount drawn on the letter of credit is the net amount due Landlord after first applying any cash Security Deposit then being held by Landlord. Tenant's failure to replenish any cash Security Deposit which is applied by Landlord, within ten (10) days after notice that it has been applied, shall be an immediate Event of Tenant's Default, without further notice or opportunity to cure, which shall entitle Landlord to resort to the letter of credit to replenish its cash Security Deposit. Except as provided in Subparagraph B herein, Tenant shall keep the letter of credit in effect during the entire Lease term plus a period of four (4) weeks thereafter, and Tenant's failure to renew a letter of credit at least thirty (30) days prior to its expiration for additional periods of at least twelve (12) months and to furnish written evidence thereof to Landlord shall be deemed an Event of Tenant's Default under this Lease upon the expiration of the thirtieth (30th) day prior to the date of expiration of the then-current letter of credit if Landlord gives five (5) calendar days written notice that Tenant has failed to renew, and Tenant does not renew within such five day period. If Tenant provides Landlord with a letter of credit meeting the foregoing requirements, any cash Security Deposit previously provided to Landlord in excess of $42,624.00 shall be returned to Tenant. Any proceeds received by Landlord by drawing upon the letter of credit shall be applied in accordance with the provisions of Paragraph
3.5 of the Lease. If Landlord draws upon the letter of credit, thereafter Tenant shall once again have the right to post a letter or credit in place of a cash Security Deposit so long as there exits no Event of Tenant's Default under the Lease. If Landlord transfers the Premises during the Lease Term, and if a letter of credit is still posted as part of the Security Deposit, Tenant agrees to take such actions as are necessary to have the letter of credit redrawn in favor of the new owner of the Premises, at Tenant's sole cost and expense.

     B. Notwithstanding the foregoing, the letter of credit and any cash Security Deposit held by Landlord in excess of $42,624.00 shall be released by Landlord upon the achievement by Tenant of the following financial goals:

          1. Tenant shall have achieved four (4) consecutive quarters of positive net operating income (which is defined as net operating income derived from continuing operations, as disclosed in Tenant's audited financial statements, and

          2. The Tenant's net operating income over the four (4) consecutive quarters described in subsection 1 above, shall equal a minimum of $2,000,000.00.

Page Five

12.  Existing Incinerator:  Landlord will remove the incinerator and all ash
     --------------------
residue presently located on the Property, in accordance with all applicable laws.

13.  Release and Waiver of Subrogation:  Notwithstanding any provision of this
     ----------------------------------
Lease to the contrary, the parties hereto release each other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage (or which is required by this lease to be so carried); subject to the following limitations: (i) the foregoing provision shall not apply to the commercial general liability insurance described by subparagraphs para. 9.1A and para. 9.2B; (ii) such release shall apply to liability resulting from any risk insured against or covered by self-insurance maintained or provided by Tenant to satisfy the requirements of para. 9.1 to the extent permitted by this Lease; and (iii) Tenant shall not be released from such liability to the extent any damages resulting from such injury or damage are not covered by the recovery obtained by Landlord from such insurance(or any recovery that the Landlord would have obtained had it purchased the insurance which it is obligated to carry under this Lease), but only if the insurance in question permits such partial release in connection with obtaining a waiver of subrogation from the insurer.

14.  Force Majeure:  Any prevention, delay or stoppage due to strikes, lock-
     --------------
outs, inclement weather, labor disputes, inability to obtain labor, material, fuels or reasonable substitutes thereof, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of the party obligated to perform (except financial inability) shall excuse the performance, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder except the obligation of Tenant to pay rent or any other sums dues hereunder, provided, however, that the foregoing shall not affect provisions for abatement of rent or termination of the Lease pursuant to the provisions of Articles 11 (Damage to Premises) and 12 (Condemnation) of this Lease.

15.  Landlord's Obligation To Maintain:  If Landlord fails to perform any
     ---------------------------------
repairs required of Landlord under Para. 6.2 of the Lease, and if the lack of such repairs is materially and substantially interfering with Tenant's use and enjoyment of the Premises, and Landlord thereafter fails to make such repairs within forty five (45) days after written notice from Tenant specifying the nature of the repairs and the basis on which they are required, where such repairs could reasonably be cured in forty five (45) day period, or if such breach could not reasonably secured in forty five (45), Landlord fails to commence work on such repairs with said forty five (45) day period or thereafter fails to prosecute the making of such repairs with due diligence within such time period as is reasonably needed, then Tenant may make such repairs under the conditions set forth in the Paragraph. If Tenant proposes to make such repairs, Tenant shall first notify Landlord in writing of its intent to make such repairs, including in such notice a copy of the plans and specifications for the repairs and the identity of the licensed contractor through which Tenant proposes to conduct repairs. Landlord shall have ten (10) days following such notice to commence the repairs, and if Landlord does so, Tenant shall have no right to make the repairs, unless Landlord fails to pursue the repairs with due diligence to completion (and, in the event of a failure to pursue repairs to completion, Tenant gives Landlord a new ten (10) day notice under the procedures set forth above and Landlord still fails to diligently pursue the repairs to completion). If Landlord does not do so, Tenant may make the repairs under the following conditions: (i) the repairs shall be constructed substantially in compliance with the plans and specifications of which Landlord has received notice; (ii) the repairs shall be performed by the licensed contractor identified in the notice; (iii) the repairs shall be conducted in compliance with all Laws; and (iv) the repairs shall begin only after (1) all required governmental permits and approvals have been granted and (2) Tenant has obtained, and has provided Landlord with a certificate of, contingent liability and broad form builder's risk insurance relating to the performance of the repairs in a commercially reasonable amount to cover the risks of the job. Repairs performed by Tenant under this Paragraph shall fully comply with all building, electrical,

Page Six

plumbing, mechanical, structural, and other codes, and in a good and workmanlike manner, using only new materials of first quality. In the event that Tenant makes any such repairs, Tenant shall hue no right to any rent abatement nor termination of the Lease, but shall have the right to pursue whatever other remedies are allowed by law.

LANDLORD:                                              TENANT:

KAIROS, LLC, a California limited liability company    QuickLogic Corporation
                                                       a California corporation
By Orchard Moffett Investors, a California general
partnership Its Authorized agent                       By /s/ Anthony S.S. Chan
                                                       Anthony S.S. Chan
     By  /s/ Michael J. Biggar                         VP Finance/Administration
         Michael J. Biggar,                            Chief Financial Officer
         Manager

ORCHARD MOFFETT INVESTORS, a California general
partnership                                            Date June 24, 1996

     By  /s/ Michael J. Biggar
         Michael J. Biggar,
         Manager

     Date 6/26/96

                                   SITE PLAN

                                (IMAGE OMITTED)


                                   EXHIBIT A

                                   EXHIBIT B

                        INTERIOR IMPROVEMENT AGREEMENT
                        ------------------------------

     THE IMPROVEMENT AGREEMENT is made part of that Lease dated June 17, 1996, (the "Lease") by and between KAIROS, LLC, and Orchard Moffett Investors ("Landlord"), and Quick-Logic Corporation ("Tenant"). Landlord and Tenant agree that the following terms are part of the Lease:

     1.   Purpose of Improvement Agreement:  The purpose of this Improvement
          ---------------------------------
Agreement is to set forth the rights and obligations of Landlord and Tenant with respect to the construction of Interior Improvements with the Premises prior to the Commencement Date.

     2.   Definitions:  As used in this Improvement Agreement, the following
          -----------
terms shall have the following meanings, and terms which are not defined below, but which are defined in the Lease and which are used in this Interior Improvement Agreement, shall have the meanings ascribed to them by the Lease:

               A.   Approved Specifications: The term "Approved Specifications"
                    -----------------------
shall mean those specifications for the Interior Improvements to be constructed by Landlord which are described by Exhibit "C" to the Lease.
                                   -----------

               B.   Interior Improvements: The term "Interior Improvements"
                    ----------------------
shall mean all interior improvements to be constructed by Landlord in accordance with the Approved Specifications (e.g., HVAC equipment and distribution, transformer and power distribution, partitions, floor, wall, and window covering, lighting fixtures).

               C.   Interior Improvement Costs: The term "Interior Improvement
                    ---------------------------
Costs" shall mean the following (i) the total amount due pursuant to the general construction contract entered into by Landlord to construct the Interior Improvements; (ii) the cost of all governmental approvals required as a condition to the construction of the Interior Improvements (including all construction taxes imposed by the City of Sunnyvale) in connection with the issuance of a building permit for the Interior Improvements; (iii) all utility connection or use fees; (iv) fees of architects or engineers for services rendered in connection with the design and construction of the Interior Improvements; and (v) the cost of payment and performance bonds obtained by Landlord or Prime Contractor to assure completion of the Interior Improvement. Notwithstanding the foregoing, Interior Improvement Costs shall not mean the following: (I) costs resulting from the negligence or willful misconduct of Landlord or Landlord's Agents, occurring after the Effective Date hereof, (ii) costs resulting from the breach of contract by landlord or any other person or entity with which Landlord contracts to perform work to construct the Interior Improvements (iii) costs arising from or in connection with the presence of Hazardous Materials on the Project except fro any costs for which Tenant or Tenant's Agents are liable pursuant to Paragraph 7.2 of this Lease; (iv) costs resulting from a casualty or act of God and (vi) costs for overtime and premium time, unless otherwise approved by Tenant.

               D.   Substantial Completion and Substantially Complete:  The
                    -------------------------------------------------
terms "Substantial Completion" and "Substantially Complete" shall each mean the date when all of the following have occurred with respect to the Interior Improvements in question: (i) the construction of the Interior Improvements in question has been substantially completed in accordance with the requirements of this lease; (ii) the architect responsible of preparing the plans shall have executed a certificate or statement representing that the Interior Improvements in question have been substantially completed in accordance with the plans and specifications therefor; and (iii) the Building Department of the City of Sunnyvale has completed its final inspection such improvements and has "signed off" the building inspection card approving such work as complete.

                                   EXHIBIT B

Page Two


          3.   Schedule of Performance: Set forth in this paragraph is a
               ----------------------
schedule of certain critical dates relating to Landlord's and Tenant's respective obligations regarding the construction of the Interior Improvements (the "Schedule of Performance"). Landlord and Tenant shall each be obligated to use reasonable efforts to perform their respective obligations within the time periods set forth in the Schedule of Performance and elsewhere in this Interior Improvement Agreement. The Schedule of Performance is as follows:

     Action                                                          Responsible
     Items               Due Date                                       Party
     -----               --------                                    -----------
A.   Delivery to         Two weeks from                              Tenant
     Landlord of         June 24, 1996
     Tenants
     Interior
     Requirements

B.   Delivery to         Within ten (10) business days               Landlord
     Tenant of           after the later of (i) full Lease
     Preliminary         signature, or (ii) the delivery
     Interior            to Landlord of Tenant's Interior
     Improvement         Requirements.
     Plans

C.   Approval by         Within five (5) business                    Tenant
     Tenant of           days after Tenant receives
     Preliminary         Preliminary Interior Plans.
     Interior
     Plans

D.   Delivery to         Within ten( 10 )business                    Landlord
     Tenant of           days after approval of the
     Final               Preliminary Interior Plans
     Interior
     Plans

E.   Approval by         Within five (5) days after Tenant           Tenant
     Tenant of           receives Final Interior Plans
     Final
     Interior
     Plans

F.   Commence-           Within five (5) days after                  Landlord
     ment of             issuance of all necessary
     construction        governmental approvals
     of Interior
     Improvement

G.   Substantial         Within forty-two (42) days after            Landlord
     Completion          issuance of building permit for
     of Interior         the Interior Improvements
     Improvements

     4.   Construction of Interior Improvements:  Landlord shall, at its sole
          --------------------------------------
cost and expense, construct the Interior Improvements in accordance with the following:

A.   Development and Approval of Preliminary Interior Plans: On or before the
     ------------------------------------------------------
due date specified in the Schedule of Performance, Tenant shall deliver to Landlord a proposed floor plan identifying its requirements for the Interior Improvements that is consistent with the Approved Specifications ("Tenant's Interior Requirements"). On or before the due date specified in the Schedule of Performance, Landlord shall and deliver to Tenant for its review and approval preliminary plans for the Interior Improvements which are consistent with and conform to Tenant's Interior Requirements and the Approved Specifications (the "Preliminary Interior

Page Three

Plans"). On or before the due date specified in the Schedule of Performance, Tenant shall either approve such plans or notify Landlord in writing of its specific objections to the Preliminary Interior Plans. If Tenant so objects, Landlord shall revise the Preliminary Interior Plans to address such objections in a manner consistent with the parameters for the Interior Improvements set forth in this Improvement Agreement and the Approved Specifications and shall resubmit such revised Preliminary Interior Plans as soon as reasonably practicable to Tenant for its approval. When such revised Preliminary Interior Plans are resubmitted to Tenant, it shall either approve such plans or notify Landlord of any further objections in writing within two (2) business days after receipt thereof. If Tenant has further objections to the revised Preliminary Interior Plans, the parties shall meet and confer to develop Preliminary Interior Plans that are acceptable to both Landlord and Tenant within five (5) business days after Tenant has notified Landlord of its second set of objections. In the event Tenant and Landlord do not resolve all of Tenant's objections within such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Improvement Agreement to resolve Tenant's objections and incorporate such resolution into the Preliminary Interior Plans, which process Landlord and Tenant shall cause to be completed within rive (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence.

          B.   Development and Approval of Final Interior Plans:  Once the
               -------------------------------------------------
Preliminary Interior Plans have been approved by Landlord and Tenant (including all changes made to resolve Tenant's objections approved by Landlord's architect and Tenant's architect or construction consultant pursuant to subparagraph 4A), Landlord shall complete and submit to Tenant for its approval final working drawings for the Interior Improvements by the due date specified in the Schedule of Performance. Tenant shall approve the final plans for the Interior Improvements or notify Landlord in writing of its specific objections by the due date specified in the Schedule of Performance. If Tenant so objects, the parties shall confer and reach agreement upon final working drawings for the Interior Improvements within five (5) business days after Tenant has notified Landlord of its objections. In the event Tenant and Landlord do not resolve all of Tenant's objections within such five (5) business day period, Landlord and Tenant shall immediately cause Landlord's architect to meet and confer with Tenants architect or construction consultant, who shall apply with standards set forth in the Improvement Agreement to resolve Tenant's objections and incorporate such resolution into the Final Interior Plans, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) business day period referred to in the immediately preceding sentence. The final working drawings so approved by Landlord and Tenant (including all changes made to resolve Tenant's objections approved by Landlord's architect and Tenant's architect or construction consultant) are referred to herein as the "Final Interior Plans".

          C.   Building Permit:  As soon as the Final Interior Plans have been
               ---------------
approved by Landlord and Tenant, Landlord shall apply for a building permit for the Interior Improvements, and shall diligently prosecute to completion such approval process.

          D.   Construction Contract:  Landlord and Tenant shall cooperate to
               ----------------------
cause the Interior Improvements to be constructed by a general contractor who is engaged by Landlord in accordance with the procedures set forth in subparagraph 4D (1) hereof.

               (1) The job of constructing the Interior Improvements shall be offered for "competitive bid", on a fixed price basis, to three (3) general contractors selected by Landlord and approved by Tenant. The construction contract shall be awarded to the bidder submitting the lowest responsive bid for the job. Landlord shall submit to Tenant a list of general contractors acceptable to Landlord to whom the job may be bid, and Tenant shall notify Landlord within three (3) business days after receipt of such list of its objection to any proposed contractor. Tenant's failure to object within such period of time shall be deemed to be its approval of all bidders on the list so submitted by Landlord. If the lowest responsive bid resulting from such competitive bidding process indicates that the Interior Improvement Costs will exceed $511,488.00 Dollars ($12.00 per gross leasable square foot of the Premises), Landlord shall promptly notify Tenant, in writing, to that effect, and Tenant shall have the right to propose modifications to the

Final Interior Plans within five (5) business days after Tenant's receipt of Landlord's notice, subject to Landlord's approval of such changes, for the purpose of reducing the Interior Improvement costs. Such revision of the final Interior Plans shall be completed as expeditiously as possible; provided, however, that (i) the job shall nonetheless be awarded to the lowest responsive bidder whose price shall be adjusted based upon the changes requested by

Page Four

Tenant and approved by Landlord made to the Final Interior Plans; and (ii) if Tenant should choose to exercise its right to modify the final Interior Plans for the purpose of reducing the Interior Improvement costs, any delay resulting from the failure by Tenant to timely exercise its right to do so shall be a delay caused by Tenant for purposes of paragraph 7 hereof.

               (2) Landlord and Tenant shall use their best efforts to approve the general contractor and all subcontractors so that the construction contract may be executed as soon as possible.

          E.   Commencement of Interior Improvements:  On or before the due date
               --------------------------------------
specified in the Schedule of Performance, Landlord shall commence construction for the Interior Improvements and shall diligently prosecute such construction to completion, using all reasonable efforts to achieve Substantial Completion of the Interior Improvements by the due date specified in the Schedule of Performance.

     5.   Payment of Interior Improvement Costs:  Landlord and Tenant shall have
          --------------------------------------
the following obligations with respect to the payment of Interior Improvement
Costs:

          A. Landlord shall be obligated to pay an amount equal to the Tenant Improvement Allowance as provided for in Paragraph 2 of the First Addendum To Lease for the Payment of Interior Improvement costs. If the total of Interior Improvement Costs exceeds the amount of Landlord's required contribution, Tenant shall be obligated to pay the entire amount of such excess. To the extent the total of Interior Improvement Costs exceeds the First Level Tenant Improvement Allowance but is less than the Total Tenant Improvement Allowance, Landlord shall pay the amount of such excess, in which event the Base Monthly Rent shall be increased as provided for in Paragraph 3 of the First Addendum To Lease. In no event shall Landlord be obligated to pay for Interior Improvement Costs in excess of the allowances provided for in Paragraph 2 or the First Addendum To Lease. If Tenant becomes obligated to contribute toward paying Interior Improvement Costs pursuant to this subparagraph 5A, then Landlord shall estimate the amount of such excess prior to commencing construction of the Interior Improvements and Tenant shall pay to Landlord a proportionate share of each progress payment due to the general contractor which bears the same relationship to the total amount of the progress payment in question as the amount Tenant is obligated to contribute to the payment of Interior Improvement Costs bears to the total estimated Interior Improvement Costs. Tenant shall pay Tenant's share of any progress payment to Landlord within ten (10) business days after receipt of a statement therefor from landlord. At the time the final accounting is rendered by Landlord pursuant to subparagraph 5C hereof, there shall be an adjustment between Landlord and Tenant such that each shall only be required to contribute to the payment of Interior Improvement Costs in accordance with the obligations set forth in this subparagraph 5A, which adjustment shall be made within ten (10) days after Landlord notifies Tenant of the required adjustment. If Tenant is required to make a payment to Landlord, Tenant shall make such payment even if Tenant elects to audit the statement submitted by Landlord pursuant to subparagraph 5C. In the event Tenant's audit discloses that an overpayment or underpayment was made by Tenant, there shall be an adjustment between Landlord and Tenant as soon as reasonably practicable such that each shall only be required to contribute to the payment of costs in accordance with the obligations set forth in this subparagraph 5A.

          B. If Tenant fails to pay any amount when due pursuant to this paragraph 5, then (i) Landlord may (but without the obligation to do so) advance such funds on Tenants behalf, and Tenant shall be obligated to reimburse Landlord for the amount of funds so advanced on its behalf, and (ii) Tenant shall be liable for the payment of a late charge and interest in the same manner as if Tenant had failed to pay Base Monthly Rent when due as described in paragraph 3.4 of the Lease. Any amounts paid to Landlord by Tenant pursuant to this subparagraph shall be held by Landlord as Tenant's agent, for disbursal to the general contractor in payment for work costing in excess of Landlord's required contribution.

          C. When the Interior Improvements are Substantially Completed, Landlord shall submit to Tenant a Final and detailed accounting of all Interior Improvement Costs paid by Landlord, certified as true and correct by Landlord's financial officers. Tenant shall have the right to audit the books, records, and supporting documents of Landlord to the extent necessary to determine the accuracy of such accounting during normal business hours after giving Landlord at least two (2) days prior written notice. Tenant shall bear the cost of such audit, unless such audit discloses that Landlord has overstated the total of such costs by more than two percent

Page Five

(2%) of the actual amount of such costs, in which event Landlord shall pay the cost of Tenant's audit. Any such audit must be conducted, if at all, within ninety (90) days after Landlord delivers such accounting to Tenant.

     6.   Changes to Approved Plans:  Once the Final Interior Plans have been
          --------------------------
approved by Landlord and Tenant, neither shall have the right to order extra work or change orders with respect to the construction of the Interior Improvements without the prior written consent of the other. Landlord and Tenant shall be required to approve change orders necessary to address errors and omissions of the architect or any other design professionals, changes required to comply with Laws, and changes required because of unanticipated conditions encountered in the field. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Final Interior Plans once approved in writing by both parties. If a change order requested by Tenant results in an increase in the cost of constructing the Interior Improvements, Tenant shall pay the amount of such increase caused by the change order requested by Tenant at the time the change order is approved by both Landlord and Tenant if and to the extent such change order causes the Interior Improvement Costs to exceed Landlord's required contribution thereto described in subparagraph 5A. If a change order results in an increase in the amount of construction time needed by Landlord to complete the Interior Improvements, paragraph 7 hereof may apply.

     7.   Delay in Completion Caused by Tenant:  The parties hereto acknowledge
          ---------------------------------------
that the date on which Tenant's obligation to pay the Base Monthly Rent and the Additional Rent would otherwise commence may be delayed because of (i) Tenant's failure to submit necessary information to Landlord when required, (ii) Tenant's failure to promptly review and approve the plans for the Interior Improvements in accordance with the Schedule for Performance, (iii) ally act by Tenant which interferes with or delays the completion of the plans for the Interior Improvements or Landlord's construction work, (iv) change orders requested by Tenant and approved by Landlord, or (v) special materials or equipment ordered or specified by Tenant that cannot be obtained by Landlord at normal cost within a reasonable period of time because of limited availability. It is the intent of the parties hereto that the commencement of Tenant's obligation to pay the Base Monthly Rent and all Additional Rent not be delayed by any of such causes or by any other act of Tenant, and in the event it is so delayed, Tenant's obligation to pay the Base Monthly Rent and all Additional Rent shall commence as of the date it would otherwise have commenced absent delay caused by Tenant, provided that within a reasonable period of time after learning of the occurrence of the cause of any such delay, Landlord notifies Tenant in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay.

     8.   Delivery of Possession, Punch List, and Acceptance Agreement:  As soon
          -------------------------------------------------------------
as the Interior Improvements are Substantially Completed, Landlord and Tenant shall together walk through the Premises and inspect all Interior Improvements so completed, using reasonable efforts to discover all uncompleted or defective construction in the Interior Improvements. After such inspection has been completed, each party shall sign an acceptance agreement in the form attached to the Lease as Exhibit "D" which shall (i) include a list of all "punch list" items which the parties agree are to be corrected by Landlord and (ii) shall state the Commencement Date and the initial Base Monthly Rent. As soon as such inspection has been completed and such acceptance agreement executed, Landlord shall deliver possession of the Premises to Tenant. Landlord shall use reasonable efforts to complete and/or repair such "punch list" items within thirty (30) days after executing the acceptance agreement. Landlord shall have no obligation to deliver possession of the Premises to Tenant until such procedures regarding the preparation of a punch list and the execution of the acceptance agreement have been completed. Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of Landlord's work of improvement in such part as complete and in accordance with the terms of the Lease except for the punch list items noted and latent defects that could not reasonable have been discovered by Tenant during its inspection of the Interior Improvements prior to completion of the acceptance agreement, which Landlord upon written receipt to notice of any such latent defect is required promptly to repair at its sole cost and expense. Not withstanding anything contained herein, Tenant's obligation to pay the Base Monthly Rent and Additional Rent shall commence as provided in the Lease, regardless of whether Tenant completes such inspection or executes such acceptance agreement.

Page Six

     9.   Standard of Construction and Warranty:  Landlord here by warrants that
          --------------------------------------
the Interior Improvements shall be constructed substantially in accordance with the Final Interior Plans (as modified by change orders approved by Landlord and Tenant), all Private Restrictions and all Laws, in a good and workmanlike manner, and all materials and equipment furnished shall conform to such final plans and shall be new and otherwise of good quality. The foregoing warranty shall be subject to, and limited by, the following:

          A. Once Landlord is notified in writing of any breach of the above-described warranty, Landlord shall promptly commence the cure of such breach and complete such cure with diligence at Landlord's sole cost and expense.

          B. Landlord's liability pursuant to such warranty shall be limited to the cost of correcting the defect or other matter in question. In no event shall Landlord be liable to Tenant for any damages or liability incurred by Tenant as a result or such defect or other matter, including without limitation damages resulting from any loss of business by Tenant or other consequential damages.

          C. Notwithstanding anything contained herein, Landlord shall not be liable for any defect in design, construction, or equipment furnished which is discovered and of which Landlord receives written notice from Tenant after the First (1st) anniversary of the recordation of a notice of completion for the work of improvement affected by the defect.

          D. With respect to defects for which Landlord is not responsible pursuant to subparagraph 9C; Tenant shall have the benefit of any construction or equipment warranties existing in favor of Landlord that would assist Tenant in correcting such defect and in discharging its obligations regarding the repair and maintenance of the Premises. Upon request by Tenant, Landlord shall inform Tenant of all written construction and equipment warranties existing in favor of Landlord which affect the Interior Improvements. Landlord shall cooperate with Tenant in enforcing such warranties and in bringing any suit that may be necessary to enforce liability with regard to any defect for which Landlord is not responsible pursuant to this paragraph so long as Tenant pays all costs reasonably incurred by Landlord in so acting. Additionally, during the period of time during which Landlord is soliciting bids from general contractors, Tenant shall have the right to request that Landlord provide to Tenant a list of the general contractor bids that landlord is considering and the warranties that each such contractor is willing to make. Tenant shall have the right to submit to landlord written comments on and suggested changes to such warranties which comments and changes Landlord shall consider.

          E. Landlord makes no other express or implied warranty with respect to the design, construction or operation of the Interior Improvements except as set that forth in this paragraph.

     10.  Tenant's Right to Install Trade Fixtures:  When the construction of
          -----------------------------------------
the Interior Improvements has proceeded to the point where Tenant's work of installing its fixtures and equipment in the Premises can be commenced in accordance with good construction practices, Landlord shall notify Tenant to that effect and shall permit Tenant, and its authorized representatives and contractors, to have access to the Premises for the purpose of installing Tenant's trade fixtures and equipment. any such installation work by Tenant, or its authorized representatives and contractors, shall be undertaken at their sole risk, free from rent, and upon the following conditions:

          A. If the entry into the Premises by Tenant, or its representatives or contractors, interferes with or delays Landlord's construction work, after twenty-four (24) hours notice of such fact to Tenant (i) Tenant shall cause the party responsible for such interference or delay to leave the Premises, or (ii) Tenant shall cause to be taken such steps as may be reasonably necessary in the opinion of the general contractor to alleviate such interference or delay;

          B. Any contractor used by Tenant in connection with such entry and installation shall be subject to Landlord's approval, which approval shall not be unreasonably withheld;

Page Seven

          C. Tenant's access to the Premises shall be subject to all of the terms and conditions of the Lease except for the obligation to pay Base Rent and Additional Rent.

     11.  Approvals:  Except where otherwise expressly provided herein, wherever
          ---------
this Agreement requires a party to give an approval, consent, designation, selection, determination or judgment, such approval, consent, designation, selection, determination or judgment shall not be unreasonably withheld or delayed.

     12.  Condition to Landlord's Performance:  Landlord's obligations under the
          ------------------------------------
Lease are subject to the satisfaction or waiver of the condition that Landlord obtain all building permits and other governmental approvals required in order to commence construction of the Interior Improvements by the due dates specified in the Schedule of Performance. If such condition is not satisfied or waived within the applicable time period, Landlord shall have the option of terminating the Lease; provided, however, that Landlord shall have the option to extend the time period for the satisfaction of such condition for a period of up to sixty
(60) days to enable Landlord to continue its efforts to cause such condition to be satisfied. If any such option to extend the time for satisfaction of this condition is exercised, (i) Landlord shall continue to use reasonable efforts to cause the condition to be satisfied; (ii) all other time periods contained in the Schedule of Performance which are impacted by such extension shall be appropriately adjusted; and (iii) such extension shall not constitute a delay caused by Tenant pursuant to paragraph 7 hereof, nor shall Landlord in any way be penalized for exercising such option to obtain additional time to cause the condition to be satisfied. If Landlord becomes entitled to and elects to so terminate the Lease, the Lease shall terminate on (he dated notice is so given to Tenant. Landlord shall be under an obligation of good faith to use all reasonable efforts to cause the condition to be satisfied.

     13.  Effect of Agreement:  In the event of any inconsistency between this
          --------------------
Improvement Agreement and the Lease, the terms of this Improvement Agreement shall prevail.

LANDLORD:                                              TENANT:

KAIROS, LLC, a California limited liability company    QuickLogic Corporation
                                                       a California corporation
By Orchard Moffett Investors, a California general
     partnership Its Authorized agent                  By /s/ Anthony S.S. Chan
                                                       Anthony S.S. Chan
                    By: /s/ Michael J. Biggar          VP Finance/Administration
                        Manager                        Chief Financial Officer

ORCHARD MOFFETT INVESTORS, a California general
     partnership                                       Date June 24, 1996

     By /s/ Michael J. Biggar
        Michael J. Biggar,
        Manager

     Date 6/26/96

                                  Exhibit "C"
                                  -----------

                            APPROVED SPECIFICATIONS

                         (To be added at a later date)

A

                                   EXHIBIT C

                             ACCEPTANCE AGREEMENT

     THIS ACCEPTANCE AGREEMENT is made as of June 17, 1996 by and between the parties hereto with regard to that Lease dated June 17, 1996 by and between KAIROS, LLC, and Orchard Moffet Investors, a California general partnership corporation ("Landlord") and QuickLogic Corporation, a California corporation ("Tenant"), affecting those Premises commonly known as 1277 Orleans Drive, Sunnyvale, California. The parties hereto agree as follows:

     1. All improvements required to be constructed by Landlord by the Lease have been completed in accordance with the terms of the Lease and are hereby accepted by Tenant, subject to the completion of punchlist items identified on Exhibit "A" attached hereto.

     2. Possession of the Premises has been delivered to Tenant and Tenant has accepted and taken Possession of the Premises.

     3. The Commencement Date of the Lease Term is _____________ and the Lease Term shall expire on __________ unless sooner terminated according to the terms of the Lease or by mutual agreement.

     4. The Base Monthly Rent initially due pursuant to the Lease is Forty Two Thousand and Six Hundred Twenty Four Dollars/100 ($42,624.00) per month, subject to any subsequent adjustments required by the Lease.

     5. Landlord has received a Security Deposit in the amount of Three Hundred and Forty Two Thousand and Six Hundred Twenty Four Dollars/100 ($342,624.00). In addition, Tenant has prepaid rent in the amount of Forty Two Thousand and Six Hundred Twenty Four Dollars/100 ($42,624.00), which shall be applied to the first installment of Base Monthly Rent.

     6. The Lease is in full force and effect, neither party is in default of its obligations under the Lease, and Tenant has no setoffs. claims, or defenses to the enforcement of the Lease.

     7. Tenant has received three (3) mailbox keys for Tenants assigned mailbox. Tenant understands that lost keys are Tenant's responsibility and are to be replaced by Tenant at its own expense, and that unreturned keys are subject to a $50.00 per key charge as per the First Addendum to Lease.

LANDLORD:                          TENANT:

KAIROS, LLC, a California limited liability company    QuickLogic Corporation
                                                       a California corporation
By Orchard Moffett Investors, a California general
     partnership Its Authorized agent                  By: ____________________
                                                       Anthony S.S. Chan
                By:  __________________________        VP Finance/Administration
                     Michael J. Biggar,                Chief Financial Officer
                     Manager

ORCHARD MOFFETT INVESTORS, a California general
     partnership                                       Date June 24, 1996

     By: ______________________
        Michael J. Biggar,
        Manager

     Date: _________________

                                   EXHIBIT D

     Recording Requested By:
     TITLE INSURANCE & TRUST COMPANY
     TS-425904-1

     When Recorded, Mail To:
     PRUDENTIAL INSURANCE COMPANY
     155 Moffett Park Drive
     Building A, Suite 101
     Sunnyvale, CA 94086
     ATTN Lee Cashion

                      DECLARATION OF PROTECTIVE COVENANTS
                      -----------------------------------
                        MOFFETT INDUSTRIAL PARK NO. 11
                        ------------------------------

     THIS DECLARATION, made this 5th day of April, 1980 by THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (hereinafter called Prudential), a New Jersey corporation,
                                  WITNESSETH:

     WHEREAS Prudential is the Owner of that certain real property located in the City of Sunnyvale, County of Santa Clara, State of California, described in Exhibit A (hereinafter called Moffett Industrial Park No. 11, and

     WHEREAS Prudential proposes to subdivide Moffett Industrial Park No. 11 and to subject it to the following restrictions:

     NOW, THEREFORE, Prudential hereby declares that Moffett Industrial Park No. 11 is and shall be held, conveyed, encumbered, leased and used subject to the following uniform restrictions, covenants and equitable servitudes in furtherance of a plan for the subdivision, improvement and sale thereof and to enhance the value, desirability and attractiveness of Moffett Industrial Park No. 11, the restrictions set forth herein shall run with the real property included within Moffett Industrial Park No. 11 shall be binding upon all persons having or acquiring any interest in such real property or any part thereof, shall inure to the benefit of every portion of Moffett Industrial Park No. 11 and any interest therein and shall inure to the benefit of and be binding upon each successor in interest of Prudential and may be enforced by Prudential or its successors in interest or by any Owner (as defined in Article I below) or his successors in interest.

                             I. GENERAL PROVISIONS
                             ---------------------
A. Definitions

     1. Architectural Control Committee means Prudential. or any committee which Prudential may appoint by an appropriate instrument recorded with the Santa Clara County Recorder.
     2. Lot means each lot shown on the parcel or subdivision map or maps for Moffett Industrial Park No. 11.
     3. Site means a parcel consisting either of a Lot, a portion of a Lot, contiguous Lots, or portions of contiguous Lots.
     4. "Improvements" means all improvements to a Site including, but without limitations, buildings loading areas, trackage, parking areas, pavement, poles, fences, landscaping, signs and structures of any type.
     5. Building means the main portion of any building or similar structure and all projections or extensions thereof, including garages, outside platforms and docks.
     6. Owner" means the person or persons, partnership or corporation in whom title to a Site is vested, as shown by the official records of the office of the County Recorder of Santa Clara County. Owner does not mean mortgagees, trustees and beneficiaries of deeds of trust or holders of any indebtedness secured by a mortgage or deed of trust.

B.   Purposes of Restrictions.

     The purpose of these covenants, conditions and restrictions is to insure proper development and use of Moffett Industrial Park No. 11, to protect the Owner of each Site against such improper development and use of other Sites as will depreciate the value of his Site, to prevent the erection of structures of unsuitable or inharmonious design or construction, to secure and maintain sufficient setbacks from streets and between structures, to maintain Common Landscaping (as defined in Article V) and in general to provide for a high quality of improvement of Moffett Industrial Park No. 11 in accordance with a general plan.

                        II. REGULATION OF IMPROVEMENTS
                        ------------------------------

A.   Minimum Setback Lines.

     No improvement shall be constructed upon any Site within thirty-five (35) feet of the right-of-way line of any public street. No improvement other than landscaping, paving and fences shall be constructed upon any Site within twenty (20) feet of any other Site. The Architectural Control Committee may approve lesser setback lines if in its opinion a variation would be compatible with the general development of Moffett Industrial Park No. 11.

B.   Ground Coverage.

     No more than fifty percent (50%) of the surface of any Site shall be covered with a building or buildings for warehouse use or thirty-five percent (35%) for all other uses.

C.   Construction Operations.

     Construction of all improvements shall be expedited so that none shall remain in a partially finished condition any longer than reasonably necessary for the completion thereof.

D.   Excavation.

     No excavation shall be made on, and no sand, gravel or soil shall be removed from, any Site, except in connection with the construction of Improvements, and upon completion thereof, exposed openings shall be backfilled, and disturbed ground shall be graded, leveled and paved or landscaped.

E.   Landscaping.

     Within ninety (90) days of the occupancy or completion of any Building on a Site, whichever occurs first, such Site shall be landscaped in accordance with plans approved by the Architectural Control Committee. The Owner of the Site shall maintain such landscaping in good order and condition.
F.   Signs

     No billboard or advertising signs shall be permitted on any Site other than those approved by the Architectural Control Committee which identify the name, business and products of the person or firm occupying the Site or offer the Site for sale or lease.

G.   Parking Areas.

     Each Site shall have facilities for parking sufficient to serve the business conducted thereon without using adjacent streets thereof, and no use shall be made of any Site which would require parking in excess of the parking spaces on the Site. In any event, the number and size of the parking spaces on each

                                                                   F 309 page 45

     Site shall conform with all ordinances of the City of Sunnyvale applicable with respect thereto. Parking areas shall be laid out and constructed according to plans approved by the Architectural Control Committee and shall be maintained thereafter in good condition. Except with the approval of the Architectural Control Committee, no parking shall be permitted within thirty-five (35) feet of the right-of-way line of any street.

H.   Loading Areas.

     All vehicle loading and unloading in connection with an Owner's business shall be conducted upon his Site, and sufficient space shall be provided therefore. Loading Areas shall be screened from view from streets and adjoining properties by a visual barrier not less than six (6) feet in height. Except with the prior written approval of the Architectural Control Committee, loading areas shall not be located between any building and any street or any closer than seventy-five (75) feet to the right-of-way line of any street.

I.   Storage Areas.

     No materials, supplies. equipment or trash containers shall be stored on a Site except inside a building or behind a visual barrier no less than six
     (6) feet in height or rising two (2) feet above the stored materials, supplies or equipment, whichever is higher, screening such storage areas from view from streets and adjoining Sites. Except with the prior written approval of the Architectural Control Committee, storage areas shall not be located between any building and any street.

                                                                   F 309 page 46

J.   Building Regulations.

     All Buildings shall be constructed and maintained in accordance with the following standards unless an exception is approved in writing by the Architectural Control Committee:

     1. Exterior walls shall be of masonry, concrete or approved equal material.

     2. Exterior walls shall be painted or otherwise finished in a manner acceptable to the Architectural Control Committee. Exterior walls shall not be repainted or refinished unless and until the Architectural Control Committee shall have approved the color or refinishing materials to be used.
     3.   All buildings shall be maintained in good order and repair       and
          condition. All exterior painted surfaces shall be maintained in first-class condition and shall be repainted at least once every five
          (5) years.
     4. All electrical, telephone and other utility lines shall be underground and shall not be exposed on the exterior of any Building.
     5. All electrical and mechanical apparatus, equipment, fixtures (other than lighting fixtures) conduit, ducts, vents, flues and pipes located on the exterior of any Building shall be concealed from view and shall be architecturally treated in a manner acceptable to the Architectural Control Committee.

                            III.  APPROVAL OF PLANS
                            -----------------------

     No Improvement shall be erected, placed, altered, maintained or permitted to remain on any Site until plans and specifications showing plot layout and all exterior elevations, with materials and

                                                                   F 309 page 47

colors therefore and structural designs, signs and landscaping shall have been submitted to and approved in writing by the Architectural Control Committee. Such plans and specifications shall be submitted in writing over the signature of the Owner of the Site or his authorized agent. Approval shall be based, among other things, on adquacy of Site dimensions; adquacy of structural design; effect of location and use of improvements on neighboring Sites; improvement operations, and uses; relation of topography, grade, and finished ground elevation of the Site being improved to that of neighboring Sites; proper facing of main elevation with respect to nearby streets; and conformity of the plans and specifications to the purpose and general plan and intent of this Declaration. The Architectural Control Committee shall not arbitrarily or unreasonably withhold its approval of such plans and specifications. If the Architectural Control Committee fails either to approve or disapprove such plans and specifications within thirty (30) days after the same have been submitted to it, it shall be conclusively presumed that the Architectural Control Committee has approved said plans and specifications, subject, however, to the restrictions contained in Articles II and IV hereof.

     Neither the Architectural Control Committee nor its successors or assigns shall be liable in damages to anyone submitting plans to them for approval, or to any Owner by reason of mistake in judgment, negligence, or nonfeasance arising out of or in connection with the approval or disapproval or failure to approve any such plans. Every person who submits plans to the Architectural

                                                                   F 309 page 48

Control Committee for approval agrees, by submission of such plans, and every Owner agrees, by acquiring title to a Site, that he will not bring any action or suit against the Architectural Control Committee to recover any such damages.

                    IV.  REGULATION OF OPERATIONS AND USES
                    --------------------------------------

A.   Permitted Operations and Uses.

     Except as provided in paragraphs B and C below, any industrial use will be permitted on a Site including, but without limitation, manufacturing, processing, storage, wholesale, office, laboratory, professional and research and development. Such retail uses as may be required for the convenience of Owners and their employees shall be permitted and such retail uses may include, but without limitation, restaurants, drug stores, barber and beauty shops, shoe repair shops, cleaners, motels, post offices, banks and automobile service stations. Such municipal, governmental and public utility uses as may be necessary or appropriate shall be permitted.

B.   Prohibited Operations and Uses.

     No Site shall be used as a junk yard, stock yard, or slaughter yard or for commercial excavation of building or construction materials, fat rendering or distillation of bones, dumping, disposal, incineration or reduction of garbage, sewage, offal, dead animals or refuse, or the smelting of iron, tin, zinc or other ores or the prospecting or drilling for natural gas, oil or like substances, except with the prior written permission of the Architectural Control Committee, and then only in such manner as will not materially inconvenience other Owners or materially

                                                                   F 309 PAGE 49

     depreciate the value of adjacent property.

C.   Nuisance.

     No noxious or offensive activity shall be carried on nor shall anything be done on any Site which may be or become an annoyance or nuisance to the Owners or occupants of other Sites or which will be offensive by reason of odor, fumes, dust, dirt, fly-ash, smoke, noise, glare or which will be hazardous by reason of danger of fire or explosion.


                             V. COMMON LANDSCAPING
                             ---------------------

     The Owner of each Site shall maintain landscaping existing thereon at the time of purchase ("Common Landscaping") in a condition that meets the approval of the Architectural Control Committee. In the event that the Owner of any Site does not maintain Common Landscaping in such condition or the landscaping described in Article II E as therein provided, Prudential or its agents shall have the right to maintain such landscaping in such condition. Prudential or its agents shall have the right at any reasonable time to enter into any Site for the purpose of such maintenance and for such other purposes as are reasonably related thereto. Prudential shall use due diligente and reasonable care in repairing, maintaining and installing Common Landscaping to see that such repair, maintenance and installation does not interfere with the Owner's use of its Site. In the event that Prudential or its agents should undertake any such maintenance on any Site, the Owner thereof shall reimburse Prudential for all of Prudential's costs incurred in such maintenance. In any legal proceeding brought by Prudential to recover such costs, the Owner shall be obligated to pay for the costs and expenses of such proceeding, including reasonable attorneys' fees.


                               VI.  ENFORCEMENT
                               ----------------

A.  Interpretation.

    In case of uncertainty as to the meaning of any article , section, subsection, paragraph, sentence, clause, phrase or word of this Declaration the interpretation of Prudential shall be final, conclusive and binding upon all interested parties.

B.   Abatement and Suit.

     Violation or breach of any restriction herein contained shall give to Prudential and every Owner the right to enter the property upon or as to which said violation or breach exists and to summarily abate and remove at the expense of the Owner thereof, any structure, thing or condition that may be or exist thereon contrary to the intent and meaning of the provisions hereof, or to prosecute a proceeding at law or in equity against the person or persons who have violated or are attempting to violate any of these restrictions to enjoin or prevent them from doing so, to cause said violation to be remedied or to remover damages for said violation.

     In any legal or equitable proceeding for the enforcement of this Declaration the losing party or parties shall pay the attorneys' fees of the prevailing party or parties, in such amount as may be fixed by the court in such proceedings. All remedies

                                                                   F 309 page 51

     provided herein or at law or in equity shall be cumulative and not exclusive.

C.   Inspection.

     Prudential may from time to time at any reasonable hour or hours, enter and inspect any property subject to these restrictions to ascertain compliance therewith.

D.   Failure to Enforce Not a Waiver of Rights.

     Except as provided in the last paragraph of Article III hereof, the failure of Prudential or any Owner to enforce any restriction contained herein shall in no event be deemed to be a waiver of the right to do so thereafter nor of the right to enforce any other restriction contained herein.

          VII.   EXTINGUISHMENT, CONTINUATION AND MODIFICATION
          ----------------------------------------------------

     This Declaration, every provision hereof and every covenant, condition and restriction contained herein shall continue in full force and effect for a period of forty (40) years from the date hereof; provided, however, that this Declaration, or any provision hereof, or any covenant, condition or restriction contained herein, may be terminated, extended, modified, or amended with the written consent of the Owners of sixty-five percent (65%) of the land in Moffett Industrial Park No. 11 (exclusive of portions thereof now or hereafter dedicated to public use); provided, further, that so long as Prudential owns at least twenty percent ((20%) of Moffett Industrial Park No. 11, no such termination, extension, modification or amendment shall be effective without the written consent of Prudential. No such termination, extension, modification or amendment shall be effective until a proper instrument in

                                                                   F 309 page 52

Writing has been executed and acknowledged and recorded in the Office of the Recorder of Santa Clara County, California.

          VIII. MOFFETT INDUSTRIAL PARK NO. 11 OWNERS ASSOCIATION
          -------------------------------------------------------

A.   Membership.

     Each Owner shall be a member of the Moffett Industrial Park No. 11 Owners Association, an unincorporated association (hereinafter called the Association).

B.   Transfer of Rights and Duties.

     The rights and duties of Prudential under this Declaration shall be transferred to and automatically assumed by the Association upon the earliest of the following to occur:

     1. The sale of ninety percent (90%) of Moffett industrial Park No. 11 by Prudential to Owners as evidenced by the official records of the Santa Clara County Recorder; or

     2. The recordation by Prudential of an appropriate instrument with the Santa Clara County Recorder transferring the rights and duties of Prudential under this Declaration to the Association.

C.   Organization.

     The members of the Association may at any time meet and adopt by-laws or rules of procedure to govern the operation of the Association. Until such by-laws or rules of procedure are adopted, meetings of the Association may be called by any member thereof upon seven (7) days written notice to each member setting forth the time and place thereof, provided that

                                                                   F 309 page 53

     notice may be waived in writing at any time by any member of members not so notified; twenty-five percent (25%) of the members of the Association shall constitute a quorum; and the Association may by a vote of a majority of its members present at a meeting, duly called, at which a quorum is present or without a meeting by unanimous written consent of its members.

          IX.  ASSIGNABLILITY OF PRUDENTIALS RIGHTS AND DUTIES
          ----------------------------------------------------

     Any and all of the rights, powers and reservations or Prudential herein contained may be assigned to any person, corporation or entity which assumes in writing the duties of Prudential pertaining to the particular rights, powers and reservations assigned, and thereafter to the extent of such assignment, such person, corporation or entity shall have the same rights and powers and be subject to the same obligations and duties as are herein given to and assumed by Prudential.

          X. CONSTRUCTIVE NOTICE AND ACCEPTANCE
          -------------------------------------

     Every Owner is and shall he conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein. whether or not any reference to this Declaration is contained in the instrument by which such Owner acquired an interest in any portion of Moffett Industrial Park No. 11

                                                                   F 309 page 54

     IN WITNESS WHEREOF, Prudential, the declarant herein, has caused its name to be hereunto subscribed as of the day and year first above written.


                                         THE PRUDENTIAL INSURANCE COMPANY OF
                                         AMERICA


                                         BY: /s/ Lee Cashion
                                         Lee Cashion,  General Manager, REO



STATE OF CALIFORNIA             55.
COUNTY OF SANTA CLARA

On April 24, 1980 before me, the undersigned, a Notary Public in and for said State, personally appeared Lee Cashion Known to me to be the President, and General Manager, R.E.O. known to me to be Blankline Secretary of the corporation that executed the within Instrument, known to me to be the persons who executed the within Instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

WITNESS my hand and official seal.     [SEAL OMITTED]

Signature  /s/ Judith L. Vedda
           Judith L. Vedda

                                                                   F 309 page 55

                                  EXHIBIT "A"

ALL THAT CERTAIN REAL PROPERTY IN THE CITY OF SUNNYVALE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

                                  PARCEL ONE

All of Parcels B and C, as shown upon that certain map entitled, "Parcel Map being a resubdivision of Parcel 2 as shown on that certain map recorded March 1, 1978, in Book 413 of Maps at Page 54 - Santa Clara County Records", which map was filed for record in the office of the recorder of the County of Santa Clara, State of California, on October 29, 1979, in Book 452 of Maps, at page 32.

                                  PARCEL TWO

All of Parcel A, as shown upon that certain map entitled, "Parcel Map being a resubdivision of Parcel 3 as shown on map recorded in Book 413 of Maps at page 54 - Santa Clara County Records", which map was filed for record in the office of the recorder of the County of Santa Clara, State of California, on February 23, 1979, in Book 435 of Maps, at page 56.

                                 PARCEL THREE

All of Parcel 4 and 5, as shown upon that certain map entitled Parcel Map being a resubdivision of Parcel 7 as shown on map recorded in Book 214 of Maps at page 23 - Santa Clara County Records", which map was filed for record in the office of the recorder of the County of Santa Clara, State of California, on March 1, 1978, in Book 413 of Maps, at page 54

                                  PARCEL FOUR

All of Parcel A, as shown upon that certain map entitled "Parcel Map being a resubdivision of Parcel 3 as shown on Map recorded in Book 413 of Maps at page 54 - Santa Clara County Records", which map was filed for record in the office of the recorder of the County of Santa Clara, State of California, on February 23, 1978, in Book 435 of maps at page 56: Certificate of Correction dated October 22, 1979, which was filed for record in the office of the recorder of the County of Santa Clara, State of California on October 22, 1979, in Book E891 of maps at page 700.

                                                                   F 309 page 56

     THE UNDERSIGNED BEING FEE OWNER TO THAT PROPERTY DESCRIBED IN EXHIBIT B HEREBY ACCEPTS THE ENCUMBRANCE ON SAID PROPERTY CREATED BY THE WITHIN DECLARATION OF PROTECTIVE COVENANTS - MOFFETT INDUSTRIAL PARK NO. 11, DATED APRIL 5, 1980 AND EXECUTED BY PRUDENTIAL INSURANCE COMPANY OF AMERICA.



DATE: April 22, 1980          /s/ William L. Marocco
                              William L. Marocco



State of California
County of SANTA CLARA          SS.

on APRIL 22, 1980 before me, the undersigned, a Notary Public in and for said
State, personally appeared WILLIAM L. MAROCCO known to me   to be the person
whose name subscribed to the within instrument and acknowledged that HE executed the same. WITNESS my hand and official seal.

Signature /s/Janyce M. Webb    [SEAL OMITTED]
          Janyce M. Webb

                                                                   F 309 page 57
                                   EXHIBIT B

ALL THAT CERTAIN REAL PROPERTY IN THE CITY OF SUNNYVALE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:


All of Parcel A, as shown upon that certain map entitled, Parcel Map being a resubdivision of Parcel 2 as shown on that certain map recorded March 1, 1978, in Book 413 of Maps at Page 54 - Santa Clara County Records, which map was filed for record in the office of the recorder of the County of Santa Clara, State of California, on October 29, 1979, in Book 452 of Maps, at Page 32.

                  ORCHARD INVESTMENT COMPANIES SIGN CRITERIA
                  ------------------------------------------

These criteria have been established for the purpose of assuring an outstanding business complex and for the mutual benefits of all tenants. Conformance will be strictly enforced. and any installed non-conforming or unapproved signs must be brought into conformance at the expense of the tenant.

A.   GENERAL REQUIREMENTS

     1. The Lessee shall submit a sketch of his proposed utilization of the Orchard Properties designated sign to Orchard Properties for written approval.

     2. Lessee's sign base and frame shall be constructed by Orchard Properties' agent. The sign base shall be installed by Orchard Properties agent at Lessee's expense. All tenant lettering shall be done by the agent at Lessee's expense.

     3. Lessee shall be responsible for the fulfillment of all requirements of these criteria.

B.   GENERAL SPECIFICATIONS

     1 . No electrical or audible signs will be permitted. Internally illuminated signs may be installed by modification of the existing or designated sign base. Final details for modification and installation must be given written approval by the Lessor.

     2. If the sign is lighted, the light source for the illumination of the sign shall be concealed from view, and the light source shall not travel from such light source straight to the viewer's eye. Instead, it shall be visible only from a reflecting or diffusing surface. No part of the sign's light shall revolve, rotate, move or create the illusion of same.

     3. The sign's dimensions will be in accordance with the established sign program for the building.

     4. Placement of the sign and method of attachment will be directed by Orchard Properties. Sign copy will be restricted to company name, logo and address numbers. The style, color and size of the individual company's name may vary

     5. Upon the removal of any sign, any damage to the building or sign base must be repaired by the Lessee.

     6. Tenants may place gold leaf lettering on the interior window area, not to exceed more than 144 square inches (gross area). The letters are not to exceed 3 inches in height.

     7. Except as provided herein. no advertising placards, banners, pennants, names, insignia, trademarks or other description material shall be affixed or maintained upon the glass panes or exterior walls of the building.


                                   EXHIBIT F

]


SAN JOSE ORCHARD BUSINESS PARK STANDARD DIRECTIONAL SIGN (SHIPPING/RECEIVING) - Alternate

[IMAGE OMITTED

SAN JOSE ORCHARD BUSINESS PARK STANDARD DIRECTIONAL SIGN

[IMAGE OMITTED]

                              ORCHARD PROPERTIES
                       VISITOR PARKING SPACE DESIGNATION


Signs designating visitor parking spaces are allowed in parking areas of single user buildings only, and conform to the following criteria:

     1.   A maximum of 3 inches high and consisting of only the word "Visitor"

     2.   Painted with a flat white exterior paint.

     3. Applied to either the curb or bumpers of the approved designated spaces.

     4. Painted by the tenant at tenant's expense but with the prior written approval of Orchard Properties.

     5.   Repainted a minimum of every three years.

     6. Upon request from Orchard Properties, removed at the termination of the lease.

No other designated parking signs are acceptable.

                              ORCHARD PROPERTIES
                                REAR MAN DOORS


In order to insure uniformity in the printing of company names or receiving and shipping signs on real man doors, we have made the following specifications:

     1. The business name is to be the same as the name used on the tenant identification sign. In addition to the names, the words "shipping" and "receiving" and the tenant's logo may be used.

     2. The letters will be 2 inches high, black or white and in a specified, uniform style.

     3. The proposed sign is to be approved by Orchard Properties prior to installation to insure conformance.

                SPECIFICATIONS FOR ADDRESS NUMBER ON BUILDINGS


1.   Height:        8

2.   Color:         Contrasting to background of building and matching accent
                    trim on building.

3.   Location:      Viewable from the street upper corner of building.

4.   Example:       Orchard building at the corner of Brokaw Road and Zanker
                    Road.

5.   Composition:   Metal

6.   Paint:         Primer plus two coats of finish paint.

7.   Approval:      By Orchard Properties in writing prior to installation.

                                   EXHIBIT G
                                   ---------
                        SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT


THIS AGREEMENT is entered into as of the_____day of____________, ______,by and between ______________________________, a _______________ (the
Beneficiary),________________, a ______________________ (the Tenant) and
______________, a _________________ (the Landlord).

                                  WITNESSETH

  A. Tenant has entered into a certain lease dated ________, ____,(the "Lease) with Landlord covering certain space (the "Premises") located in and upon the real property described in Schedule 1 attached hereto (the Property);

  B. Beneficiary is the holder of a mortgage loan (the "Loan") to Landlord in the amount of ___________________Dollars ($__________) which is secured by a ________________________ (the "Deed of Trust) covering the Property;

  C. The parties hereto desire expressly to confirm the subordination of the Lease to the lien of the Deed of Trust, it being a requirement by Beneficiary that the lien and charge of the Deed of Trust be unconditionally and at all times prior and superior to the leasehold interests and estates created by the Lease; and

  D. Tenant has requested that Beneficiary agree not to disturb Tenant's possessory rights in the Premises in the event Beneficiary should foreclose the Deed of Trust, provided that Tenant is not in default under the Lease unit provided that Tenant attorns to Beneficiary or the purchaser at any foreclosure or Trustee's sale of the Property.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

  1. Notwithstanding anything to the contrary set forth in the Lease, the Lease and the leasehold estate created thereby and all of Tenant's rights thereunder shall be and shall at all times remain subject, subordinate in the Deed of Trust and the lien thereof and all rights of Beneficiary thereunder and to any and all renewals, modifications, consolidations, replacements and extensions thereof.

  2.  Tenant hereby declares, agrees and acknowledges that:

      A. Beneficiary would not have agreed to recognize the Lease without this Agreement; and

      B. Beneficiary, in making disbursements pursuant to the agreements evidencing and securing the Loan, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements and such proceeds may be used by Landlord for purposes other than improvement of the Premises.

  3. In the event of foreclosure of the Deed of Trust, or upon a sale of the Property pursuant to the Trustee's power of sale contained therein, or upon a transfer of the Property by deed in lieu of foreclosure, then so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease, the Lease shall continue in full force and effect as a direct lease between the succeeding owner of the Property and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease for the balance of the term of the Lease. Tenant hereby agrees to attorn to and accept any such successor owner as landlord under the Lease, and to be bound by and perform all of the obligations imposed by the Lease, and Beneficiary or any such successor owner of the Property will not disturb the possession of Tenant, and will be bound by all of the obligations imposed by the Lease upon the landlord thereunder; provided, however, that the Beneficiary, or any purchaser at a trustees or sheriffs sale or any successor owner of the Property shall not be:

      A. liable for any act or omission of a prior landlord (including Landlord), or

      B. subject to any offsets or defenses which the Tenant might have against any prior landlord (including Landlord); or

                                   EXHIBIT G

  C. bound by any rent or additional rent which the Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month; or

  D. bound by any agreement or modification of the Lease made without the written consent of the Beneficiary; or

  E. liable or responsible for or with respect to the retention, application and/or return to Tenant of any security deposit paid to any prior lessor (including Landlord), whether or not still held by such prior lessor, unless and until Beneficiary or such other purchaser has actually received for its own account as lessor the full amount of such security deposit; or

  F. bound by or liable under any representations, warranties, covenants or indemnities made to Tenant by any prior landlord (including Landlord) regarding Hazardous Materials (as defined in the Lease); or

  G. obligated to construct the building in which the Premises are located or any improvements for Tenant's use.

4. Upon the written request of Beneficiary at the time of a foreclosure, Trustee's sale or deed in lieu thereof or at any time thereafter, the parties agree to execute a lease of the Premises upon the same terms and conditions as the Lease between Landlord and Tenant, which lease shall cover any unexpired term of the Lease existing prior to such foreclosure, Trustee's sale or conveyance in lieu of foreclosure.

5. Tenant agrees to give to Beneficiary, by registered mail, a copy of any notice or statement served upon Landlord. Tenant agrees not to exercise any rights of termination available by virtue of a default unless (i) Landlord shall have failed to cure such default, and (ii) following expiration of the applicable period under the Lease for cure by Landlord of such default. Tenant shall have furnished to Beneficiary notice of Landlord's failure to cure such default and afforded Beneficiary an additional thirty (30) days following receipt of such notice within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days Beneficiary has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings if necessary to effect such cure), in which event such right, if any, as Tenant might otherwise have to terminate the Lease shall not be exercised while such remedies are being so diligently pursued.

6. Landlord, as landlord under the Lease and trustor under the Deed of Trust, agrees for itself and its heirs, successors and assigns, that: (i) this Agreement does not constitute a waiver by Beneficiary of any of its rights under the Deed of Trust, or in any way release Landlord from its obligation to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Deed of Trust; and (ii) the provisions of the Deed of Trust remain in full force and effect and must be complied with by Landlord, if Beneficiary so requires.

7. Tenant acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Beneficiary as security for the Loan secured by the Deed of Trust. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and demands that Tenant pay its rent and all other sums due under the Lease to Beneficiary, Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease directly to the Beneficiary or as otherwise required pursuant to such notice.

8. All notices hereunder shall be deemed to have been duly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, to Beneficiary at the following address (or at such other address as shall be given in writing by Beneficiary to the Tenant) and shall be deemed complete upon any such mailing:


               ____________________________
               ____________________________
               ____________________________
               ____________________________


               Attention:__________________
               with a copy to:__________________________
                              __________________________
                              __________________________
                              __________________________


9.  This Agreement supersedes any inconsistent provisions of the Lease.

  10. This Agreement shall inure to the benefit of the parties hereto, their successors and permitted assigns; provided however, that in the event of the assignment or transfer of the interest of Beneficiary, all obligations and liabilities of Beneficiary under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Beneficiary's interest is assigned or transferred.

  11. Tenant agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

  12. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

  IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first set forth above.

"Beneficiary:                                          Landlord:


____________________________                           _______________________
____________________________a                        a _______________________


By:_________________________
      By:_______________________

Printed                                                Printed

Name:_______________________                           Name:____________________

Title:______________________                           Title:___________________



"Tenant":


____________________________
a __________________________

By:_________________________

Printed

Name:_______________________

Title:______________________

                     Orchard Plaza
2290 North First Street, Suite 300
        San Jose, California 95131
                (408) 922-0400
                FAX (408) 922-0157
                                               [ORCHARD PROPERTIES LETTERHEAD]

TO:       PROSPECTIVE TENANT

FROM:     ORCHARD PROPERTIES

SUBJECT:  HAZARDOUS MATERIALS QUESTIONNAIRE AS IT RELATES
          CALIFORNIA HEALTH AND SA    DE
          SECTIONS 25503,5 AND 25503.6


California Health and Safety Code Section 25503.5 requires   any business which
handles Hazardous Materials in excess of certain limits to establish a business plans for emergency response to a release or threatened release of Hazardous Materials. Health and Safety Code Section 25503.6 specifies that any business which is required under Section 25503.5 to establish and implement a business plan and is located on leased property is required to notify the owner in writing that the business is subject to Section 25503.5 and to provide a copy of the business plan to the owner within five working days after receiving a request from the owner or owners agent for a copy.

The purpose of this letter is to request that you either verify that not subject to Health and Safety Code Sections 25503.5 and 25503.6 or that you provide the information required to be provided by those Sections by:

          1.   Completing the attached acknowledgment;

          2.   Completing the attached questionnaire;

          3. If you are a reporting company, attaching a copy of your hazardous materials management plan.

If you have questions as to your own specific requirements, please contact the local fire department to assess your use.

Sincerely,

ORCHARD PROPERTIES

/s/ R. Byron Woodworth

R. Byron Woodworth
Vice President
Marketing
                                   EXHIBIT H

                                ACKNOWLEDGMENT


THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT IT (Mark One):

_____ Does not use any hazardous materials other than minor amounts of reproduction and janitorial chemicals consistent with routine office uses.
          ( No need to fill out the attached Hazardous Materials Questionnaire.)

_____ Does not use hazardous materials in a manner or in a quantity requiring the preparation of a hazardous material management plan or any other documents under California Health and Safety Code Section 25503.5.
          (Please rill out the attached Hazardous Materials Questionnaire.)

_____ Uses only those chemicals identified in the attached questionnaire in accordance with the provisions of the attached hazardous materials management plan, which and has been approved by the Fire Department of the City of _________________ and is in full force and effect.
          (Please fill out the attached Hazardous Materials Questionnaire and attach copy of your Hazardous Materials Management Plan.)


THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT IT HAS COMPLIED IN ALL RESPECTS TO THE PROVISIONS OF LOCAL, STATE AND FEDERAL LAW AND THE HAZARDOUS MATERIALS MANAGEMENT PLAN ATTACHED HERETO IN CONNECTION WITH ITS STORAGE, USE AND DISPOSAL OF HAZARDOUS MATERIALS AND THAT IT HAS DISPOSED OF HAZARDOUS MATERIALS ONLY BY
(1) DISCHARGE TO APPROPRIATELY TREATED WASTE TO A PUBLICLY OWNED TREATMENT WORK IN ACCORDANCE WITH A VALID AND ENFORCEABLE WASTE DISCHARGE PERMIT AND (2) DELIVERY OF HAZARDOUS WASTES TO A PROPERLY LICENSED WASTE DISPOSAL AGENT.

IN WITNESS WHEREOF, the undersigned, an authorized officer of the aforementioned company has executed this acknowledgment as of the date written below.


QuickLogic Corporation
(Company Name)

a California Corporation

By: /s/ Anthony S.S. Chan
Anthony S.S. Chan, CFO
(Print Name and Title)

Date 5-16-95


                                                       EPA ID # CAL 000162813
QUICKLOGIC                                             Location Address:
2933 BUNKER HILL LN #100                               SAME
SANTA CLARA, CA 95054



                       PERMANENT RECORD - DO NOT DESTROY
                     CALIFORNIA EPA IDENTIFICATION NUMBER



This is to acknowledge that a permanent California Environmental Protection Agency Identification (EPA ID) Number has been assigned to your place of business. (Please note EPA ID Number above the location address.)

--------------------------------------------------------------------
An EPA ID Number is assigned to a person or business at a specific site. It is only valid for the location and person or business to which it was assigned. If your business has multiple generation sites, each site must have a number. If you stop handling hazardous waste, change the type or amount of waste you handle, move your business, or change ownership you must notify the Department of Toxic Substances Control immediately. If your business has moved, your EPA ED Number must be canceled. A new number must be obtained for your new location if you continue to produce hazardous waste.

This EPA ID Number must be used for all manifesting, recordkeeping, and reporting requirements. Please retain this notice in your files.



                              Department of Toxic Substances Control
                              Hazardous Waste Management Program
                              Generator Information Services Section
                              Telephone (916) 324-1781
                              California Only Toll-free Number: (800) 618-6942


Operator's Initials fk

                       IMPORTANT INFORMATION CONCERNING
                        HAZARDOUS WASTE TAXES AND FEES


Persons required to obtain a federal or state Environmental Protection Agency
(EPA) hazardous waste identification number may be responsible for certain taxes and fees imposed by the State of California.


If you dispose of on-site or submit for disposal off-site more than 500 lbs. of hazardous waste, you should contact the State Board of Equalization to acquire a hazardous waste tax identification number. If you generate or produce five (5) tons or more of hazardous waste, regardless of the final disposition of the waste you should contact the State Board of Equalization to acquire a hazardous waste tax identification number.


The telephone number of the State Board of Equalization Environmental Fees Division is (916) 323-9555. Any correspondence should be mailed to:



                              STATE BOARD OF EQUALIZATION
                              ENVIRONMENTAL FEES DIVISION
                              P.O. BOX 942754
                              SACRAMENTO, CA 94291-2754


Failure to acquire a hazardous waste tax identification number may result in penalties being assessed against you.

Utilization of a waste hauler or a hazardous waste contractor to remove your hazardous waste does not relieve you of a liability for the taxes and fees which result from the generation and/or disposal of your hazardous waste.


The taxes and fees referenced above are the Hazardous Substances (Superfund) Tax; Section 25345; the Disposal Fee, Section 25174.6; and the Facility and Generator Fees, Section 25205.2 and 25205.5 of the Health and Safety Code.

Federal EPA identification numbers are assigned by the U.S. EPA located in San Francisco, California. Each county has been assigned a different CAS number. This number should be used by all agencies (city, county, and state) with a county that respond to emergencies where there is not an identified generator/responsible party. Appropriate uses of a CAS number by a governmental agency would include response to spills and the discovery of clandestine labs and illegally disposed wastes.

To obtain a provisional or permanent state ID number, CAH, CAI, or your counts CAS number, contact DTSCs Telephone Information Center at (916) 324-1781 or, for long distance California callers, (800) 618-6942 between 8:15 and 4:45 Monday through Friday.

                          TYPES OF FEDERAL ID NUMBERS

Like California, U.S. EPA issues different types of ID numbers as a means of distinguishing between several broad categories of hazardous waste activities. Following is a brief summary of the categories and prefixes currently used by U.S. EPA:

CA/CAD/CAT- Permanent number prefixes, assigned to handlers of 100 kg or more per calendar month of a RCRA HW and/or more than 1 kg per calendar month of acute HW, and any amount of non-RCRA HW.

An provisional number assigned to generators that will produce, one-time only, 100 kg or more of a RCRA HW and/or more than 1 kg of acute HW, and any amount of non-RCRA HW. A CAP number is valid for 90 days and may be used more than once during that time period.

To obtain a provisional or permanent RCRA ID number, an application must be submitted to U.S. EPA. You may contact U.S. EPA. at (415) 495-1895 to acquire Form 8700-12 (EPA Notification of Regulated Waste Activity) and a set of instructions. Completed applications should be sent to the following address:

                              U.S. EPA Region 9
                              RCRA Notifications
                              75 Hawthorne St. (H3-4/PRC)
                              San Francisco, CA 94105

U.S. EPA issues Emergency ID numbers (CAP) over the telephone for situations that pose an imminent threat to public health or the environment. These numbers are obtained by calling the Emergency After-Hours-Hotline at (415) 744-2000.

                 SUMMARY OF ID NUMBERS IN STATE/FEDERAL SYSTEM

CAL - State permanent number
CAC - State provisional or emergency number

4. Contact the State Board of Equalization at (916) 323-9555 to determine if registration is necessary. (Section 43101 Revenue and Taxation Code.)

5. Inform your County Environmental Health Agency that you are a small quantity generator of hazardous waste.

6. Hazardous waste may be accumulated on-site in containers or tanks for no more than 90 days. THE 90 DAYS BEGINS ON THE DATE THAT THE WASTE FIRST BEGINS TO ACCUMULATE, IF
                              --------------------------------------------------
     YOU GENERATE MORE THAN 100 KG IN A CALENDAR MONTH.
     -------------------------------------------------

NOTE:If you generate 100 KG OR LESS IN A CALENDAR MONTH hazardous waste may be
                             ----------------------------------
     accumulated on-site in containers or tanks until a total of 100 kg of hazardous waste or 1 kg of extremely hazardous waste (100 kg = 27 gallons and 1 kg = 1 quart, both based on the density of water) has been accumulated. Once the 100 kg or 1 kg limit is reached, the hazardous waste may be kept on-site for no more than 90 calendar days. THE 90 DAYS BEGINS
                                                             ------------------
     ON THE DATE THE 100 KG OR 1 KG LIMIT REACHED.
     ---------------------------------------------
     If hazardous waste is accumulated in containers, a generator must comply with Chapter 15, Article 9 as it applies to interim status facilities. If hazardous waste is accumulated in tanks, a generator must comply with Chapter 15, article 10 as it applies to interim status facilities except for Section 66265.197(c) & 66265.200.. (Chapter 12, Section 66262.34(a)(1),
     Title 22, CCR)

a. The date upon which each period of accumulation begins must be clearly marked and visible for inspection on each container and portable tank. The date the 90-day period begins must be clearly marked and visible for inspection on each container and tank. (Chapter 12, Section 66262.34 (f)(1) & (2), Title 22, CCR)

b. While being accumulated on site, each container and tank must be labeled or marked clearly with the words, "Hazardous Waste. (Chapter 12, Section 66262.34 (f)(3), Title 22, CCR)

A label must be maintained on all non-stationary containers in which hazardous wastes are stored. Labels must include the following information:

1.   Composition and physical state of the waste.

2. Statement or statements which call attention to the particular hazardous properties of the waste (e.g. flammable, reactive, etc.)

3. Name and address of person producing the waste. (Chapter 12. Section 66262.34(f) (1), (2), (3), (A), (B) & (C), Title 22, CCR)

b. Comply with DOT requirements for packaging, labeling and marking. (Chapter 12, Section 66262.30, 66262.31, 66262.32 and 66262.33, Title 22, CCR)

c. Use the California Hazardous Waste Manifest. Contact the Department of General Services at (916) 574-2200 for information on ordering manifests. (Chapter 12, Section 66262.20(a), Title 22, CCR)

d. Ship waste only to hazardous waste facilities approved for your waste type. (Chapter 12, Section 66262.20(b) & (c), Tittle 22 CCR)

e. Keep the generator copy of each manifest until a completed copy is returned by the designated facility. Keep each completed manifest received from the designated facility for three (3) years. (Chapter 12, Section 66262-40(a), Title 22, CCR)

f Submit to DTSC within 30 days of each shipment, a copy of each manifest used (Chapter 12, Section 66262.23, Title 22, CCR)

g. File an Exception Report with DTSC if a copy of the manifest signed by the facility operator is not received within 45 days of the date the waste was accepted by the initial transporter. These reports must be retained for a period of three (3) years. (Chapter 12, Section 66262.42(b), Title 22,
     CCR)

NOTE:For generators of less than 100 kg per month there are certain transportation allowances. Please refer to Section 25163(c) of the Health and Safety Code.

9. Submit a Biennial Report of your hazardous waste activities during odd-numbered years. These reports are due March 1st of even numbered years and must be retained for three (3) years. Even though facilities that generate more than 100 kg per month but less the 1,000 kg per month of a RCRA regulated waste are federally regulated, in some cases they may be exempt from the federal requirement to submit a Biennial Report, but not from state requirements. Waste minimization information must be included in each report. (Chapter 12, Section 66262.41 (a), Title 22, CCR), Section 25244.4 Health and Safest Code.)

To:       Austin, Ong
From:     Ann Marie Jones @ QuickLogic
Subject:       List of chemicals
Date: 5/05/95 Time: 2:45p

Below is the list of all the chemical based products used in house:

Flux-off    (liquid)
Xerox-      Yellow toner premix                            )
Xerox-      Versatec clear dispersant                      ) US EPA #
Xerox-      Cyan toner premix/premix plus                  ) CAL000162813
Xerox-      Magenta toner premix                           )
Xerox-      Process black type the type V80 toner premix   )
Liquid      crystal A
Liquid      crystal B
Markem-     6993 Red 611-C
Markem-     4481 White
Markem-     4461 Black
Markem-     ZR Thinner
Markem-     500 Cleaner
Markem-     ZY Thinner
Markem-     320 Cleaner
Tech Spray- Envi-ro-tech freezer 1672
Rite Off - generation 2'000 Flux clean

I need to get one or two MSDS; otherwise, what I have is being reviewed by Sue Swenson with Zee Medical. The SB-198 injury protection plan is current, but training and implementation are the key factors that we are lacking.

Ann Marie

                            GENERIC MATERIAL SURVEY



SK Customer No. 7-178-02-9428                                    SK Survey No.
681185

NAME OF BUSINESS:  Quicklogic
NATURE OF BUSINESS:  Manufacturer

X    Conditionally exempt small quantity generator (CESQG)

State CA EPA ID # CAL000162813


MANIFEST ADDRESS
Quicklogic
2933 Bunker Hill Ln
Santa Clara, CA 95054


8H   85301     Toner W/Isoporaffiric Solvent


Generation Amount:  16 gallons per year


Name:    Ann Marie Jones                                              Title
Manufacturing Engineer

Signature: /s/ Ann Marie Jones                Date 5/16/95  PHONE (408) 787-2000

REP NUMBER 1251                               BRANCH NUMBER 7-178-02

                CERTIFICATION OF HAZARDOUS WASTE DETERMINATION
                        BY GENERATOR OF HAZARDOUS WASTE


California Nonrestricted Wastes


213. Hydrocarbon solvents (benzene, hexane, Stoddard, Etc.)
214. Unspecified solvent mixture



Business Name:  QuickLogic

Print Name:  ANN MARIE JONES                       Title: MANUFACTURING ENGINEER

Signature:  /s/ Ann Marie Jones                                Date 5-16-95

Phone: 408-987-2000

                                   EXHIBIT I


                            New Window Construction

                            [GRAPHIC IMAGE OMITTED]

                                         [ORCHARD PROPERTIES LETTERHEAD OMITTED]


December 10, 1996



Mr. Phil Ong

Vice President of Operations
QuickLogic Corporation
1277 Orleans Drive
Sunnyvale, Ca 95122

     RE: Paragraphs 2 and 3 of the First Addendum To Lease dated June 17, 1996 to the Lease dated June 17, 1996 By and Between KAIROS, LLC AND MOFFETT ORCHARD INVESTORS ("Landlord"') and QUICKLOGIC CORPORATION ("Tenant") Affecting Certain Real Property Commonly Known as 1277 Orleans Drive, Sunnyvale, California 95122.



Dear Phil:

As provided by the above-referenced paragraphs, the Base Monthly Rent for Tenant shall be as follows:

          Months  1 - 30: $46,396.22
          Months 31 - 60: $49,806.14
          Months 61 - 84: $52,789.82


This is caused by Tenant's expenditure of $213,120.00 ($5.00 per rentable square foot) in excess of the First Level Tenant Improvement Allowance of $7.00 per rentable square foot.

Expenditure of the Second Level TI Allowance of $5.00 per rentable square foot:
------------------------------------------------------------------------------

          $5.00 PSF x $0.0177  increase in rent X 42,624 SF =   $3,772.22
                               per TI Allowance                 increase in rent
                               Dollar                           over 84 months

Payment Period    Original Base    plus    Monthly      equals    New Base
                  Monthly Rent             Increase      =        Monthly Rent
Months  1 - 30       $42,624.00    +       $3,772.22     =        $46,396.22
Months 31 - 60       $46,033.92    +       $3,772.22     =        $49,806.14
Months 61 - 84       $49,017.60    +       $3,772.22     =        $52,789.82

Page Two



Please acknowledge this change in Base Monthly Rent with an authorized signature below and on the attached Acceptance Agreements. Return one copy of this executed letter and all copies of the Acceptance Agreements (to be signed by us) to me as soon as possible. Again, Orchard Properties welcomes you to our family of Tenants!


Sincerely,

ORCHARD PROPERTIES


/s/ R. Byron Woodworth
R. Byron Woodworth
Vice President
Marketing

                              TENANT'S ACCEPTANCE
                              -------------------

ACCEPTED AND APPROVED this 11th day of December, 1996

QUICKLOGIC CORPORATION - TENANT

By: /s/ Signature Unreadable

Title: V.P., CFO

                              ACCEPTANCE AGREEMENT


     THIS ACCEPTANCE AGREEMENT is made as of December 10, 1996 by and between the parties hereto with regard to that Lease dated June 17, 1996 by and between KAIROS, LLC, AND ORCHARD MOFFET INVESTORS, , a California general partnership corporation ("Landlord") and QUICKLOGIC CORPORATION, a California corporation ("Tenant"), affecting those Premises commonly known as 1277 Orleans Drive, Sunnyvale, California. The parties hereto agree as follows:

     1. All improvements required to be constructed by Landlord by the Lease have been completed in accordance with the terms of the Lease, and are hereby accepted by Tenant, subject to the completion of punchlist items identified on Exhibit "A" attached hereto.

     2. Possession of the Premises has been delivered to Tenant and Tenant has accepted and taken possession of the Premises.

     3. The Commencement Date of the Lease Term is November 27, 1996 and the Lease Term shall expire on November 31, 2003 unless sooner terminated according to the terms of the Lease or by mutual agreement.

     4. The Base Monthly Rent initially due pursuant to the Lease is Forty Six Thousand Three Hundred Ninety Six Dollars and 22/100 ($46,396.22) per month, subject to any subsequent adjustments required by the Lease.

     5. Landlord has received a Security Deposit in the amount of Three Hundred and Forty Two Thousand and Six Hundred Twenty Four Dollars/100 ($342,624.00). In addition, Tenant has prepaid rent in the amount of Forty Two Thousand and Six Hundred Twenty Four Dollars/100 ($42,624.00), which shall be applied to the first installment of Base Monthly Rent.

     6. The Lease is in full force and effect, neither party is in default of its obligations under the Lease, and Tenant has no setoffs, claims, or defenses to the enforcement of the LeasE.

     LANDLORD:                                          TENANT:

KAIROS, LLC, a California limited liability company     QuickLogic Corporation
                                                        a California Corporation
By Orchard Moffett Investors, a California
general partnership,
     Its authorized agent                               By: /s/ Vincent McCord
                                                          [Provide Name]

     By: /s/
        __________________
       Michael J. Biggar,                               Title: Vincent McCord
       Manager                                                 CFO, Vice
                                                               President

ORCHARD MOFFETT INVESTORS, a California
general partnership                                     Date December 11, 1996


     By /s/
        _________________
        Michael J. Biggar,
        Manager

     Date _______________